  FPA CRESCENT FUND

                         PROSPECTUS

                                              FPA Crescent Fund
                                          seeks to provide, through
                                          a combination of income
                                          and capital appreciation,
                                          a total return consistent
                                          with reasonable investment
                                          risk. The Fund's
                                          investment adviser, First
                                          Pacific Advisors, Inc.
                                          ("Adviser"), invests the
                                          Fund's assets primarily in
                                          equity and debt securities
                                          which it believes have the
                                          potential to increase in
                                          market value.
                                              THE SECURITIES AND
                                          EXCHANGE COMMISSION HAS
                                          NOT APPROVED OR
                                          DISAPPROVED THESE
                                          SECURITIES OR PASSED UPON
                                          THE ACCURACY OR ADEQUACY
                                          OF THIS PROSPECTUS. ANY
                                          REPRESENTATION TO THE
                                          CONTRARY IS A CRIMINAL
                                          OFFENSE.

                            AUGUST 1, 2003
FPA Funds Trust

[FPA CRESCENT FUND LOGO]

DISTRIBUTOR:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064
www.fpafunds.com

                               FPA CRESCENT FUND
                    11400 West Olympic Boulevard, Suite 1200
                         Los Angeles, California 90064
                                 (310) 473-0225

                               TABLE OF CONTENTS

                                                                PAGE
Investment Objective, Principal Investment Strategies, and
 Principal Risks............................................      3
Investment Results..........................................      6
Fees and Expenses of the Fund...............................      7
Other Investment Practices and Strategies...................      8
Management and Organization.................................      9
Purchase, Pricing and Sale of Shares........................      9
Exchange of Shares and Shareholder Services.................     12
Dividends, Distributions and Taxes..........................     15
Financial Highlights........................................     16

   INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE. The Fund seeks to provide, through a combination of income and capital appreciation, a total return consistent with reasonable investment risk. The Fund may change its investment objective without shareholder approval.

WHO MAY WANT TO INVEST IN THE FUND?  The Fund may be appropriate for investors:

    - Seeking total return

    - Willing to own shares over the course of a market cycle or longer

PRINCIPAL INVESTMENT STRATEGIES. The Fund actively invests in both the equity and debt securities of a company because the Adviser believes that this combination of securities broadens the universe of opportunities for the Fund, offers additional diversification and helps to lower volatility. Typically, the Fund invests 50% to 70% of its total assets in equity securities and the balance in debt securities, cash and cash equivalents.

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in case of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, rights and warrants.

The Adviser looks for large and small companies that have excellent future prospects but are undervalued by the securities markets. The Adviser believes that these opportunities often arise when companies are out-of-favor or undiscovered by most of Wall Street. The Adviser searches for companies that also offer earnings growth, opportunity for price/earnings multiple expansion and the best combination of such quality criteria as strong market share, good management, high barriers to entry and high return on capital.

Using fundamental security analysis, the Adviser may look for investments that trade at a substantial discount to the Adviser's determination of the company's value (absolute value) rather than those that might appear inexpensive based on a discount to their peer groups or the market average (relative value). The Adviser attempts to determine a company's absolute value using fundamental security analysis, which it believes provides a thorough view of its financial and business characteristics. As a part of its process, the Adviser:

    - Reviews stock prices or industry group under-performance, insider purchases, management changes and corporate spin-offs.

    - Communicates directly with company management, suppliers, and customers.

    - Defines the company's future potential, financial strength and competitive position.

A debt security is an interest bearing security that corporations and governments use to borrow money from investors. The issuer of a debt security promises to pay interest at a stated rate, which may be variable or fixed, and to repay the amount borrowed at maturity (dates when debt securities are due and payable). The Fund may invest in debt securities issued by corporations and the U.S. government and its agencies, mortgage-backed and asset-backed securities (securities that are backed by pools of loans or mortgages assembled for sale to investors), municipal notes and bonds, commercial paper and certificates of deposit.

The Adviser invests in debt securities to provide the Fund with a reliable and recurring stream of income, while preserving its capital. The Fund generally invests in investment-grade securities but may also invest up to 30% of its total assets in debt securities rated below investment grade ("high yield bonds" or "junk bonds").

The Adviser selects debt securities by using an approach that is similar to the approach it uses to select equity securities and by trying to forecast for current interest rate trends. Usually, the Adviser employs a defensive interest rate strategy, which means it tries to keep the average maturity of the Fund to 10 years or less by investing at different points along the yield curve. The Adviser also continually considers yield spreads and other underlying factors such as credit quality, investor perception and liquidity to determine which sectors offer the best investment value.

An investment is generally sold when either the company's value has been fully reflected in a higher valuation by the market, or a negative fundamental development occurs in the company or its industry that will significantly impact future earnings growth.

PRINCIPAL RISKS. As with all mutual funds, at any time, your investment in the Fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the Fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the Adviser did not implement its strategy properly. The Fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the Fund.

RISKS ASSOCIATED WITH INVESTING IN EQUITIES. As with all equity funds, the risks that could affect the value of the Fund's shares and the total return on your investment include the possibility that the equity securities held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management. This risk is greater for small and medium sized companies, which tend to be more vulnerable to adverse developments than larger companies.

RISKS ASSOCIATED WITH INVESTING IN DEBT SECURITIES. As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the Fund's share price to fall. Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated forcing the Fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the Fund to reinvest the money at a lower interest rate.

The concept of duration is useful in assessing the sensitivity of the fixed-income portion of the Fund's assets to interest rate movements, which are the main source of risk for the fixed-income portion of the Fund. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus the higher the duration, the more volatile the security.

Debt securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some debt securities may repay the principal earlier or after the stated maturity date, known as callable bonds. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate. Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

The credit rating or financial condition of an issuer may also affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

High yield bonds are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business conditions of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

                               INVESTMENT RESULTS
The bar chart and table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1 year, 5 years, and since its inception on June 2, 1993 compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

 1994      1995       1996       1997       1998       1999       2000       2001       2002
------   --------   --------   --------   --------   --------   --------   --------   --------
 4.25%    26.04%     22.88%     21.95%      2.79%     -6.28%      3.59%     36.14%      3.71%

The year to date return for the Fund as of March 31, 2003 was (2.24)%.
   The Fund's highest/lowest QUARTERLY results during this time period were:

HIGHEST                   15.04%         (Quarter ended 06/30/01)
LOWEST                    (12.02)%       (Quarter ended 09/30/98)

The table below shows how the Fund's average annual returns for 1 year, 5 years, and since its inception on June 2, 1993 compared with those of the Russell 2500 Index, the Lehman Brothers U.S. Government/ Credit Index and the Balanced Benchmark.
                    For the periods ended December 31, 2002:

                                                                                 FIVE          SINCE
                                                               ONE YEAR         YEARS         6/2/93
                                                               --------        --------      ---------
Before Taxes.............................................        3.71%          7.10%         12.31%
After Taxes on Distributions.............................        2.72%          5.46%         10.21%
After Taxes on Distributions and Sale of Fund Shares.....        2.48%          4.97%          9.33%
------------------------------------------------------------------------------------------------------
Russell 2500*............................................      (17.80)%         1.57%          9.06%
Lehman Brothers U.S. Government/Credit Index*............       11.04%          7.62%          7.37%
Balanced Benchmark*......................................       (6.63)%         4.64%          8.83%

------------
* Index comparisons begin on May 31, 1993. The Russell 2500 Index is an unmanaged index which measures the performance of the 2,500 smallest companies in the Russell 3000 Index. The Lehman Brothers U.S. Government/Credit Index is an unmanaged fixed income market value-weighted index that combines the Lehman U.S. Government and Credit Indices, including U.S. government treasury securities, corporate and yankee bonds. All issues are investment grade (Baa3) or higher, with maturities of at least one year and outstanding par value of at least $150 million. The Balanced Benchmark is a combined index of which 60% reflects the Russell 2500 Index and 40% the Lehman Brothers U.S. Government/Credit Index.

                         FEES AND EXPENSES OF THE FUND

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MIGHT PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
        Maximum Sales Load Imposed on Purchases (as a
        percentage of offering price).......................   None
        Maximum Deferred Sales Load (as a percentage of
        original sales price or redemption proceeds, as
        applicable).........................................   None
        Redemption Fee (as a percentage of amount
        redeemed)...........................................  2.00%(1)
        Exchange Fee........................................  $5.00

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
        Management Fees.....................................  1.00%
        Distribution (12b-1) Fees...........................   None
        Other Expenses (including financial services).......  0.54%(2)
                                                              -----
        Total Fund Operating Expenses.......................  1.54%

------------

(1) A redemption fee of 2.00% applies to redemptions within 90 days of purchase. Redemptions by wire are subject to a $3.50 charge per wire. Your broker-dealer may charge you a fee for redemptions.

(2) Effective on October 21, 2002, the annual cost of financial services included in Other Expenses is equal to 0.10% of the average daily net assets of the Fund. This amount reimburses the Adviser for financial services provided by the Fund.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One year....................................................  $  157
Three years.................................................  $  486
Five years..................................................  $  839
Ten years...................................................  $1,834

                   OTHER INVESTMENT PRACTICES AND STRATEGIES

In addition to its principal investment strategies, the Fund may use the investment strategies described below. The Fund may also employ investment practices that this Prospectus does not describe, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concerning any of the Fund's investment practices and its risks, see the Statement of Additional Information.

DERIVATIVES. The Fund may invest in derivatives, a category of investments that includes forward foreign currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions (a practice called "hedging"), to reduce transaction costs or to manage cash flows. Forward foreign currency exchange contracts, futures and options are called derivatives because their value is based on an underlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. There are various factors that affect the Fund's ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

FOREIGN SECURITIES. The Fund may invest up to 20% of its assets in foreign securities, including securities of companies located outside of the United States, American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other similar global instruments. When the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although ADRs and EDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially those of companies in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions.

SHORT SALES. The Adviser may engage in a strategy known as selling short. Selling a security short is when the Fund sells a security it does not own. To sell a security short the Fund must borrow the security from someone else to deliver to the buyer. The Fund then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the Fund repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan. The Fund typically sells securities short to take advantage of an anticipated decline in prices or to protect a profit in a security it already owns.

The Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, the Fund can profit if the price of the security declines between those dates.

To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The Fund will incur transaction costs in effecting short sales. The Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

SHORT-TERM INVESTING. The investments and strategies described in this Prospectus are those that are used under normal circumstances. During unusual economic, market, political or other circumstances, the Fund may invest up to 100% of its assets in short-term, high quality debt instruments, such as U.S. government securities. These instruments would not ordinarily be consistent with the Fund's principal investment strategies, and may prevent the Fund from achieving its investment objective. The Fund will use a temporary strategy if the Adviser believes that pursuing the Fund's investment objective will subject it to a significant risk of loss. When the Adviser pursues a temporary defensive strategy, the Fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies.

                          MANAGEMENT AND ORGANIZATION

INVESTMENT ADVISER

First Pacific Advisors, Inc. is the Fund's investment adviser. The Adviser, together with its predecessors, has been in the investment advisory business since 1954 and has served as the Fund's investment adviser since March 1, 1996. The Adviser manages assets of approximately $4.3 billion for six investment companies, including one closed-end investment company, and 30 institutional accounts. First Pacific Advisors, Inc. is headquartered at 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064. The Adviser selects investments for the Fund, provides administrative services and manages the Fund's business. The total management fee paid by the Fund, as a percentage of average net assets, for the previous fiscal year was 1.00%.

PORTFOLIO MANAGER

Steven T. Romick, President and trustee of the Fund, and Senior Vice President of the Adviser, is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Romick has been the Chief Investment Officer of the Fund since its inception, June 2, 1993.

                      PURCHASE, PRICING AND SALE OF SHARES

PURCHASE AND INVESTMENT MINIMUMS. You can purchase shares by contacting any investment dealer authorized to sell the Fund's shares. You must use the account information form for initial purchases. The minimum initial investment is $1,500, and each subsequent investment must be at least $100. All purchases made by check should be in U.S. dollars and made payable to the FPA Funds or State Street Bank and Trust Company. Third party checks will not be accepted. A charge may be imposed if a check does not clear.

SHARE PRICE. The Fund calculates its share price, also called net asset value, as of the close of trading on the New York Stock Exchange ("NYSE"), every day the NYSE open, normally 4:00 p.m. New York time. The NYSE is closed not only on weekends but also on customary holidays, which currently are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The share price is rounded to the nearest cent per share and equals the market value of all portfolio securities plus other assets, less all liabilities, divided by the number of Fund shares outstanding. Orders received by dealers before the NYSE closes on any business day are priced based on the share price for that day if Boston Financial Data Services, Inc. receives the order prior to its close of business at 4:00 p.m. Eastern time. It is the responsibility of your dealer to promptly transmit your order. Orders received by Boston Financial Data Services, Inc. after such time generally are priced based on the share price for the next business day. However, orders received by certain retirement plans and certain other financial intermediaries before the NYSE closes and communicated to Boston Financial Data Services, Inc. by 9:30 a.m., Eastern time, on the following business day are priced at the share price for the prior business day. The share price for sales (redemptions) of Fund shares is the first share price determined after Boston Financial Data Services, Inc. receives a properly completed request, except that sale orders received by an authorized dealer, certain retirement plans and certain other financial intermediaries before the NYSE closes are priced at the closing price for that day if communicated to Boston Financial Data Services, Inc. within the times specified above.

IN-KIND TRANSACTIONS. Under certain conditions and at the Fund's discretion, you may pay for shares of the Fund with securities instead of cash. In addition, the Fund may pay all or part of your redemption proceeds with securities instead of cash.

SELLING (REDEEMING) YOUR SHARES

You can sell (redeem) for cash without charge (except a 2% redemption fee, if applicable, as described below) any or all of your Fund shares at any time by sending a written request to Boston Financial Data Services, Inc. Faxes are not acceptable. You can also place redemption requests through dealers, but they may charge a fee. If you are selling Fund shares from a retirement plan, you should consult the plan documentation concerning federal tax consequences and consult your plan custodian about procedures.

In the case of an exchange of shares subject to a 2% redemption fee within 90 days of purchase, the shares acquired by exchange are subject to a 2% redemption fee if redeemed (except by exchange) within 90 days of the exchange.

A check will be mailed to you within seven days after Boston Financial Data Services, Inc. receives a properly completed request (as described below under "Written Requests"). If Fund shares sold were recently purchased by check, payment of the redemption proceeds will be delayed until confirmation that the purchase check has cleared, which may take up to 15 days from the date of purchase.

REDEMPTION FEE. The Fund will deduct a 2% redemption fee from the redemption proceeds of any shareholder redeeming shares of the Fund held for less than 90 days. In determining how long shares of the Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first.

The Fund will retain the fee for the benefit of the remaining shareholders. The Fund charges the redemption fee to help minimize the impact the redemption may have on the performance of the Fund, to facilitate Fund management and to offset certain transaction costs and other expenses the Fund incurs because of the redemption. The Fund also charges the redemption fee to discourage market timing by those shareholders initiating redemptions to take advantage of short-term market movements.

WRITTEN REQUESTS. Requests must be signed by the registered shareholder(s). A signature guarantee is required if the redemption is:

    - Over $10,000;

    - Made payable to someone other than the registered shareholder or to somewhere other than the registered address; or

    - If the shareholder is a corporation, partnership, trust or fiduciary.

A signature guarantee can be obtained from a bank or trust company; a broker or dealer; a credit union; a national securities exchange, registered securities association or clearing agency; or a savings and loan association. Additional documents are required for sales by corporations, partnerships, trusts, fiduciaries, executors or administrators.

TELEPHONE TRANSACTIONS. You must elect the option on the account information form to have the right to sell your shares by telephone. If you wish to make an election to have the right to sell your shares via telephone or to change such an election after opening an account, you will need to complete a request with a signature guarantee. Sales via telephone are not available for shares held in a Fund-sponsored retirement account.

When you obtain the right to sell your Fund shares by telephone, you may direct that a check for the proceeds payable to the shareholder of record be mailed to the address of record or you may designate a bank account to which the proceeds of such redemptions are sent. Telephone redemptions over $5,000 that are sent to your bank are wired unless the designated bank cannot receive Federal Reserve wires, in which case the redemptions are mailed. Telephone redemptions under $5,000 that are sent to the designated bank are mailed unless you request otherwise. There is a $3.50 charge per wire. No telephone redemptions to the address of record will be processed within 30 days of a change in the address of record.

Boston Financial Data Services, Inc. uses procedures it considers reasonable to confirm redemption instructions via telephone, including requiring account registration verification from the caller and recording telephone instructions. Neither Boston Financial Data Services, Inc. nor the Fund is liable for losses due to unauthorized or fraudulent instructions if there is a reasonable belief in the authenticity of received instructions and reasonable procedures are employed; otherwise, they may be liable. During periods of significant economic or market changes, it may be difficult to sell your shares by telephone.

The Fund can change or discontinue telephone redemption privileges without notice.

AUTOMATIC REDEMPTION (SALE) OF YOUR SHARES. If as a result of a redemption your account value is less than $500, the Fund can direct Boston Financial Data Services, Inc. to sell your remaining Fund shares. In such case, you will be notified in writing that your account value is insufficient and be given up to 60 days to increase it to $500.

                  EXCHANGE OF SHARES AND SHAREHOLDER SERVICES

EXCHANGING YOUR FUND SHARES

EXCHANGING YOUR SHARES FOR SHARES OF OTHER FPA FUNDS. You can exchange your shares of the Fund for shares of other FPA Funds, namely FPA Capital Fund, Inc., FPA New Income, Inc., FPA Paramount Fund, Inc. and FPA Perennial Fund, Inc.

You can increase an existing account or start a new account in the selected FPA Fund. There is no sales charge except on purchases of an FPA Fund by exchange from this Fund, FPA Crescent Fund, unless (a) a sales charge equivalent to that applicable to the acquired shares was previously paid; (b) the shareholder is entitled to purchase shares at net asset value; or (c) the shares being exchanged were acquired by reinvestment. Shares of the Fund acquired must be registered for sale in your state. There is a $5.00 service fee for each exchange.

EXCHANGING YOUR SHARES FOR SHARES OF A MONEY MARKET FUND. FPA Fund Distributors, Inc. has made arrangements to allow you to exchange your shares for shares of the money market portfolio of the Cash Equivalent Fund, a no-load diversified money market mutual fund. The $5.00 exchange fee is paid by FPA Fund Distributors, Inc. Shares of the money market fund you acquire through exchange plus any shares acquired by reinvestment of dividends and distributions may be re-exchanged for shares of any FPA Fund; however, a sales charge may apply.

If your shares are held in a Fund-sponsored individual retirement account, you cannot exchange them into shares of the money market fund.

The money market fund is not an FPA Fund and is separately managed. The fact that you have the ability to exchange your shares for shares of the money market fund is not a Fund recommendation of the money market fund.

HOW TO EXCHANGE YOUR SHARES. You can exercise your exchange privileges either by written instructions or telephone (telephone exchange privileges are available unless you specifically decline them on the account information form). Exchanges are subject to the following restrictions:

    - You are limited to four exchanges in one account during any calendar year; if we give you notice you have exceeded this limit, any further exchanges will be null and void;

    - Shares must be owned 15 days before exchanging;

    - An exchange requires the purchase of shares with a value of at least $1,000; and

    - Exchanges are subject to the same signature and signature guarantee requirements applicable to the redemption of shares.

Exchanges and purchases are at the share price next determined after receipt of a proper request (as described above under "Written Requests") by Boston Financial Data Services, Inc. In the case of exchanges into the money market fund, dividends generally start on the following business day.

For federal and state income tax purposes, an exchange is treated as a sale and could result in a capital gain or loss. If the shares exchanged have been held less than 91 days, the sales charge paid on them is not included in the tax basis of the exchanged shares, but is carried over and included in the tax basis of the shares acquired. See the Statement of Additional Information for further information.

DISCONTINUATION OF THE EXCHANGE PROGRAMS.  The Fund and FPA Fund
Distributors, Inc. can change or discontinue the rights to exchange Fund shares into other FPA Funds or the money market fund upon 60 days' notice. If you have exchanged your shares into shares of the money market fund, you will have at least 60 days after being given notice of the end of the exchange program to reacquire Fund shares without a sales charge.

FOR MORE INFORMATION OR FOR PROSPECTUSES, WHICH CONTAIN THE APPLICABLE SALES CHARGES, FOR OTHER FPA FUNDS AND/OR THE MONEY MARKET FUND, PLEASE CONTACT A DEALER OR FPA FUND DISTRIBUTORS, INC. YOU SHOULD READ THE PROSPECTUSES OF THESE OTHER FUNDS AND CONSIDER DIFFERENCES IN OBJECTIVES AND POLICIES BEFORE MAKING ANY EXCHANGE.

OTHER SHAREHOLDER SERVICES

INVESTMENT ACCOUNT. Each shareholder has an investment account in which Boston Financial Data Services, Inc. holds Fund shares. You will receive a statement showing account activity after each transaction.

PRE-AUTHORIZED INVESTMENT PLAN. You may establish an account with a $100 minimum initial investment and the establishment of automatic monthly investments of at least $100. To make automatic monthly investments, you must complete the account information form available from dealers or FPA Fund Distributors, Inc. Boston Financial Data Services, Inc. will withdraw funds from your bank account monthly for $100 or more as specified through the Automated Clearing House.

RETIREMENT PLANS. If you are eligible, you can establish an IRA (individual retirement account) and/or other retirement plan with a $100 minimum initial investment and an expressed intention to increase the investment to $1,500 within 12 months. Each subsequent investment must be at least $100. Neither the Fund nor FPA Fund Distributors, Inc. imposes additional fees for these plans, but the plan custodian does.

You should consult your tax adviser about the implications of establishing a retirement plan with Fund shares. Persons with earned income ineligible for deductible contributions generally may make non-deductible contributions into an IRA. The earnings on shares held in an IRA are generally tax-deferred. In addition, the Taxpayer Relief Act of 1997 expanded opportunities for certain investors to make deductible contributions to IRAs and also created two new tax-favored accounts, the Roth IRA and the Education IRA, in which earnings (subject to certain restrictions) are not taxed even on withdrawal. Retirement-related tax matters are complicated; you should consult your tax adviser. FPA Fund Distributors, Inc. and dealers have applicable forms and information regarding plan administration, custodial fees and other plan documents.

SYSTEMATIC WITHDRAWAL PLAN. If you have an account with a value of $10,000 or more, you can make monthly, quarterly, semi-annual or annual withdrawals of $50 or more by electing this option on the account information form. Under this arrangement, sufficient Fund shares will be sold to cover the withdrawals and the proceeds will be forwarded to you as directed on the account information form. Dividends and capital gains distributions are automatically reinvested in the Fund at net asset value. If withdrawals continuously exceed reinvestments, your account will be reduced and ultimately exhausted. Please note that concurrent withdrawals and purchases are ordinarily not in your best interest because of additional sales charges, and you will recognize any taxable gains or losses on the automatic withdrawals.

CUMULATION OF SHARES. You can reduce your sales charge in the other FPA Funds, namely FPA Capital Fund, Inc., FPA New Income, Inc., FPA Paramount Fund, Inc. and FPA Perennial Fund, Inc., by cumulating all shares held in the FPA Funds and adding the current value. If your holdings qualify you for the reduced sales charge in the other FPA Funds, you must provide information to verify your holdings.

LETTER OF INTENT. A letter of intent will allow you to obtain a reduced sales charge in the other FPA Funds by aggregating investments made during a 13-month period. The value of all presently held shares of the FPA Funds can also be used to determine the applicable sales charge. The account information form contains the Letter of Intent that must be signed at the time of initial purchase, or within 30 days. Each investment made under a Letter of Intent during the period receives the sales charge for the total investment goal. IF YOU DO NOT REACH YOUR INVESTMENT GOAL, YOU MUST PAY THE DIFFERENCE BETWEEN THE SALES CHARGES APPLICABLE TO THE AMOUNT PURCHASED MINUS THOSE ACTUALLY PAID.

SHAREHOLDER SERVICING ARRANGEMENTS. Brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the Fund or its service providers for providing a variety of services. This section briefly describes how the financial representatives may get paid.

For providing certain services to their clients, financial representatives may be paid a fee based on the assets of the Fund that are attributable to the financial representative. These services may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the Fund. In addition, your financial representatives may charge you other account fees for buying or redeeming shares of the Fund or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.

The Fund may pay all or part of the fees paid to financial representatives. Periodically, the Fund's Board reviews these arrangements to ensure that the fees paid are appropriate for the services performed. The Fund does not pay these service fees on shares purchased directly. In addition, the Adviser and its affiliates may, at their own expense, pay financial representatives for these services.

FPA Fund Distributors, Inc., the Fund's principal underwriter, may participate in arrangements with selling dealers where the selling dealer waives its right to distribution or shareholder servicing fees for selling Fund shares or servicing shareholder accounts. These arrangements typically are intended to avoid duplicate payment of fees where the selling dealer's transactions are through an omnibus account with a different clearing broker and that broker is entitled to receive distribution and/or servicing fees from the Fund.

The Adviser and its affiliates may, at their own expense, pay financial representatives for distribution and marketing services performed with respect to the Fund. The Adviser may pay its affiliated companies for distribution and marketing services performed with respect to the Fund.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Fund's investment income consists principally of dividends and interest earned on its portfolio securities. This income, after payment of expenses, will be distributed to you semi-annually. Net capital gains realized from the sale of securities are distributed at least annually. Dividends and capital gain distributions are automatically reinvested in the Fund at the share price determined at the close of business the day after the record date, unless before the record date for receipt of the dividend or capital gain distribution you request cash payment of dividends and capital gains distributions. You can use the account information form to request a cash payment.

TAX CONSEQUENCES

Dividends and capital gains are generally taxable whether they are reinvested or received in cash unless you are exempt from taxation or entitled to tax deferral. Dividends and distributions are taxed at ordinary rates, while capital gains may be taxed at a different rate. Furthermore, capital gains may be taxed at different rates depending on the length of time the Fund holds its assets.

Redemptions from a retirement plan account and an ordinary shareholder account could have different tax treatment.

You must provide the Fund with a certified correct taxpayer identification number (generally your social security number) and certify that you are not subject to backup withholding. You can use the account information form for this purpose. If you fail to do so, the IRS can require the Fund to withhold 30% of your taxable distributions and redemptions. Federal law also requires the Fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident aliens, non-U.S. partnership and non-U.S. corporation shareholder accounts.

Federal tax law generally requires that a holder (such as the Fund) of a debt security purchased at a discount (including a zero coupon security) accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the security during the year. Periodic adjustments for inflation in the principal value of inflation-indexed bonds also may give rise to original issue discount which is includable in the Fund's gross income on a current basis. Similarly, the Fund generally must recognize as income interest accrued on accrual bonds and other debt securities even though not paid in cash. As an investment company, the Fund must pay dividends equal to substantially all of its net investment income each year. Since most shareholders reinvest dividends declared by the Fund, it is not expected that cash dividend payments would exceed the total amount of cash interest the Fund actually receives. Cash distributions are made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. If the principal value of an inflation-indexed bond is adjusted downward in any period as a result of deflation, the reduction may be treated as a loss to the extent the reduction exceeds coupon payments received in that period; in that case, the amount distributable by the Fund may be reduced and amounts distributed previously in the taxable year may be characterized in some circumstances as return of capital.

Please see the Statement of Additional Information and consult with your tax adviser.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund and assuming reinvestment of all dividends and distributions. The information for the year ended March 31, 2003 has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are incorporated by reference in the Statement of Additional Information, which is available upon request. The information for each of the four years in the period ended March 31, 2002 has been audited by PricewaterhouseCoopers LLP.

                                                         FOR THE YEARS ENDED MARCH 31,
                                                -----------------------------------------------
                                                  2003      2002     2001      2000      1999
                                                --------  --------  -------  --------  --------
Per share operating performance:
  Net asset value at beginning of year........  $  18.31  $  13.87  $ 12.51  $  14.67  $  16.23
                                                --------  --------  -------  --------  --------
Income from investment operations:
  Net investment income.......................  $   0.35  $   0.25  $  0.49  $   0.32  $   0.56
  Net realized and unrealized gain (loss) on
    investment securities.....................     (1.22)     4.44     1.43     (1.49)    (1.32)
                                                --------  --------  -------  --------  --------
Total from investment operations..............  $  (0.87) $   4.69  $  1.92  $  (1.17) $  (0.76)
                                                --------  --------  -------  --------  --------

Less distributions:
  Dividends from net investment income........  $  (0.43) $  (0.25) $ (0.56) $  (0.35) $  (0.51)
  Distributions from net realized capital
    gains.....................................        --        --       --     (0.64)    (0.29)
                                                --------  --------  -------  --------  --------
Total distributions...........................  $  (0.43) $  (0.25) $ (0.56) $  (0.99) $  (0.80)
                                                --------  --------  -------  --------  --------
Net asset value at end of year................  $  17.01  $  18.31  $ 13.87  $  12.51  $  14.67
                                                ========  ========  =======  ========  ========
Total investment return*......................   (4.82)%    34.03%   16.02%   (8.54)%   (4.71)%

Ratios/supplemental data:
Net assets at end of year (in thousands)......  $178,396  $275,345  $45,050   $55,096  $173,613
Ratio of expenses to average net assets.......     1.54%     1.50%    1.87%     1.49%     1.42%
Ratio of net investment income to average net
 assets.......................................     2.06%     1.73%    2.79%     2.26%     3.67%
Portfolio turnover rate.......................       39%       34%      37%       10%       36%

------------

* Return is based on net asset value per share, adjusted for reinvestment of distributions.

FOR SHAREHOLDER SERVICES CONTACT    FOR RETIREMENT PLAN SERVICES        FOR DEALER SERVICES CONTACT
BOSTON FINANCIAL DATA               CALL YOUR EMPLOYER OR PLAN          FPA FUND DISTRIBUTORS, INC.
SERVICES, INC.                      ADMINISTRATOR                       11400 West Olympic Boulevard
P.O. Box 8115                       FOR 24-HOUR INFORMATION GO TO       Suite 1200
Boston, MA 02266-8115               FPA FUND DISTRIBUTORS, INC.         Los Angeles, CA 90064
(617) 483-5000 or                   INTERNET WEB SITE                   (310) 473-0225 or
(800) 638-3060 except Alaska        http://www.fpafunds.com             (800) 982-4372 except
Hawaii, Massachusetts and                                               Alaska, Hawaii and
Puerto Rico                                                             Puerto Rico

      Telephone conversations may be recorded or monitored for verification, record keeping and quality assurance purposes.

INVESTMENT ADVISER                        CUSTODIAN AND TRANSFER AGENT
FIRST PACIFIC ADVISORS, INC.              STATE STREET BANK AND
11400 West Olympic Boulevard              TRUST COMPANY
Suite 1200                                225 Franklin Street
Los Angeles, CA 90064                     Boston, MA 02110

      INQUIRIES CONCERNING TRANSFER OF REGISTRATION, DISTRIBUTIONS, REDEMPTIONS AND SHAREHOLDER SERVICE SHOULD BE DIRECTED TO BOSTON FINANCIAL DATA SERVICES, INC. INQUIRIES CONCERNING SALES SHOULD BE DIRECTED TO FPA FUND DISTRIBUTORS, INC.

      MULTIPLE TRANSLATIONS

      This Prospectus may be translated into other languages. If there are any inconsistencies or ambiguities, the English text will prevail.

      OTHER FUND INFORMATION

      ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS

      Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

      STATEMENT OF ADDITIONAL INFORMATION (SAI)

      The SAI contains more detailed information on all aspects of the Fund.

      A current SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The SAI and other related materials about the Fund are available for review or to be copied at the SEC's Public Reference Room in Washington, D.C. (1-202-942-8090) or from the EDGAR database on the SEC's Internet Web Site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

      FOR MORE INFORMATION OR TO REQUEST A FREE COPY OF ANY OF THE DOCUMENTS ABOVE CONTACT FPA FUND DISTRIBUTORS, INC. AT 11400 WEST OLYMPIC BOULEVARD, SUITE 1200, LOS ANGELES, CALIFORNIA 90064, OR
      (800) 982-4372, EXCEPT FROM ALASKA, HAWAII AND PUERTO RICO (WHERE YOU MAY CALL COLLECT (310) 473-0225).

      Investment Company Act No. 811-8544

      PA134703

                       STATEMENT OF ADDITIONAL INFORMATION
                                FPA CRESCENT FUND
                                  August 1, 2003

This Statement of Additional Information supplements the current Prospectus of FPA Funds Trust's FPA Crescent Fund ("Fund") dated August 1, 2003. This Statement does not present a complete picture of the various topics discussed and should be read in conjunction with the Fund's Prospectus. Although this Statement of Additional Information is not itself a Prospectus, it is, in its entirety, incorporated by reference into the Prospectus. The Fund's
Prospectus can be obtained by contacting your securities dealer or the Fund's principal underwriter, FPA Fund Distributors, Inc. ("Distributor"), at 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064; telephone
(310) 473-0225 or (800) 982-4372, except Alaska, Hawaii and Puerto Rico; web site www.fpafunds.com. The audited financial statements of the Fund and the related report of Deloitte & Touche LLP, independent accountants of the Fund, are incorporated herein by reference in the section called "Financial Statements." No other portions of the annual report are incorporated by reference.

                                TABLE OF CONTENTS

                                                                            PAGE
Description of Permitted Investments                                           1
     Debt Securities                                                           1
     Derivatives                                                               7
     Equity Securities                                                        14
     Foreign Securities                                                       16
     Investment Companies                                                     20
     Repurchase Agreements                                                    20
     Restricted Securities                                                    20
     Securities Lending                                                       20
     Short Sales                                                              21
     When Issued, Delayed-Delivery and Forward Transactions                   21
Investment Policies of the Fund                                               22
     Fundamental Investment Policies                                          22
     Non-Fundamental Policies                                                 23
Fund Organization                                                             24
Trustees and Officers of the Fund                                             24
     Fund Shares Owned by Trustees as of June 30, 2003                        27
     Trustee Compensation Paid During the Fiscal Year Ended March 31, 2003    27
     Committees of the Board of Trustees                                      29
Five Percent Shareholders                                                     29
Management                                                                    29
     Investment Adviser                                                       29
     Investment Philosophy and Style of the Adviser                           30
     Investment Advisory and Service Agreement                                30
     Principal Underwriter                                                    32
Portfolio Transactions and Brokerage                                          32
Capital Stock                                                                 33
     Voting Rights                                                            33
     Classes of Shares                                                        33
Portfolio Transactions and Brokerage
Purchase and Redemption of Shares                                             33
     Net Asset Value                                                          33
     In-Kind Purchases                                                        34
     Authorized Financial Intermediaries                                      34
     FPA Exchange Privilege                                                   34

     Redemption of Shares                                                     35
     Telephone Redemption                                                     35
     Redemptions-In-Kind                                                      35
     2% Redemption Fee                                                        36
Tax Sheltered Retirement Plans                                                36
Dividends, Distributions and Taxes                                            36
Distributor                                                                   37
Prior Performance Information                                                 38
     Total Return                                                             38
     Yield                                                                    39
     Comparisons                                                              40
Financial Statements                                                          40
Glossary                                                                      40
Bond Ratings                                                                  41
     Moody's Investors Service, Inc.                                          41
     Standard & Poor's Ratings Services                                       43
     Fitch Ratings                                                            46
Comparative Benchmarks                                                        48

                      DESCRIPTION OF PERMITTED INVESTMENTS

As described in the Fund's Prospectus's the Fund may use a variety of investment strategies in addition to its principal investment strategies. This SAI describes each of these investments and strategies and their risks. The Fund may not notify shareholders before employing new strategies, unless it expects such strategies to become principal strategies. You can find more information concerning the limits on the ability of the Fund to use these investments in "Investment Policies of the Fund."

DEBT SECURITIES. Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

TYPES OF DEBT SECURITIES

U.S. Government Securities

U.S. government securities are securities that the U.S. Treasury has issued (treasury securities) and securities that a federal agency or a government-sponsored entity has issued (agency securities). Treasury securities include treasury bills, which have initial maturities of less than one year and treasury notes, which have initial maturities of one to ten years and treasury bonds, which have initial maturities of at least ten years and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in "Mortgage-Backed Securities" and "Other Asset-Backed Securities."

The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally does not back agency securities. Agency securities are typically supported in one of three ways:

-    By the right of the issuer to borrow from the U.S. Treasury;

- By the discretionary authority of the U.S. government to buy the obligations of the agency; or

-    By the credit of the sponsoring agency.

While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of the Fund.

Corporate Bonds

Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

Mortgage-Backed Securities

Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Government National Mortgage Association ("GNMA")

GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of the Fund's shares. To buy GNMA securities, the Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

Federal National Mortgage Association ("FNMA")

FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

Federal Home Loan Mortgage Corporation ("FHLMC")

FHLMC is a stockholder owned corporation chartered by Congress in 1970 to increase the supply of funds that mortgage lenders, such as commercial banks, mortgage bankers, savings institutions and credit unions, can make available to homebuyers and multifamily investors. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

Commercial Banks, Savings and Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers and Other Secondary Market Issuers

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

RISKS OF MORTGAGE-BACKED SECURITIES

Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, the Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

Other Asset-Backed Securities

These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Fund may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

Collateralized Mortgage Obligations ("CMOs")

CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

Short-Term Investments

To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

Bank Obligations

The Fund will only invest in a security issued by a commercial bank if the bank:

- Has total assets of at least $1 billion, or the equivalent in other currencies;

-    Is a U.S. bank and a member of the Federal Deposit Insurance Corporation;
     and

- Is a foreign branch of a U.S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the Fund may purchase.

Time Deposits

Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Fund may only purchase time deposits maturing from two business days through seven calendar days.

Certificates of Deposit

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

Bankers' Acceptance

A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

Commercial Paper

Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Fund may invest in commercial paper rated A-1 or A-2 by Standard & Poor's Ratings Services ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service ("Moody's"), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Bond Ratings" for a description of commercial paper ratings.

Stripped Mortgage-Backed Securities

Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO class"). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

Yankee Bonds

Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See "Foreign Securities" in this SAI.

Zero Coupon Bonds

These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. The Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash)

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payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," the Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

TERMS TO UNDERSTAND

Maturity

Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates ("call dates"). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

Duration

Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

An effective duration of 4 years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

FACTORS AFFECTING THE VALUE OF DEBT SECURITIES

The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

Interest Rates

The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

Prepayment Risk

This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off

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mortgage-backed and asset-backed securities earlier than expected. The Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of the Fund. If left unattended, drifts in the average maturity of the Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

Extension Risk

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of the Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

Credit Rating

Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade ("junk bonds") are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Fund currently uses ratings compiled by Moody's, S&P and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Bond Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

The Adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time the Fund buys it. A rating agency may change its credit ratings at any time. The Adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. The Fund

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is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. The Fund may invest in securities of any rating.

DERIVATIVES. Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. Unless otherwise stated in the Fund's prospectus, the Fund may use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. The Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, the Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

TYPES OF DERIVATIVES

Futures

A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the United States on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant, or custodian bank when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

A Fund may incur commission expenses when it opens or closes a futures position.

Options

An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC

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options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

Purchasing Put and Call Options

When the Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). The Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. The Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

-    Allowing it to expire and losing its entire premium;

- Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

-    Closing it out in the secondary market at its current price.

Selling (Writing) Put and Call Options

When the Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when the Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

The Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Fund is permitted only to write covered options. At the time of selling the call option, the Fund may cover the option by owning:

- The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

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-    A call option on the same security or index with the same or lesser exercise price;

- A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

- Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

- In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, the Fund may cover the put option by:

-    Entering into a short position in the underlying security;

- Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

- Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

-    Maintaining the entire exercise price in liquid securities.

Options on Securities Indices

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

Options on Futures

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

The Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. The Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

The Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

Combined Positions

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The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Forward Foreign Currency Exchange Contracts

A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

- Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

- Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

-    Do not require an initial margin deposit.

- May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

Foreign Currency Hedging Strategies

A "settlement hedge" or "transaction hedge" is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. The Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

The Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

The Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the

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currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

Swaps, Caps, Collars and Floors

Swap Agreements

A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify a Fund's gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

EQUITY SWAPS -- In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

INTEREST RATE SWAPS -- Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

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Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

CURRENCY SWAPS -- A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

Caps, Collars and Floors

Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

RISKS OF DERIVATIVES

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any derivatives transactions. Derivatives may magnify the Fund's gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities the Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

Correlation of Prices

The Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if the Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

- current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

- a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

- differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller

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number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments precisely over time.

Lack of Liquidity

Before a futures contract or option is exercised or expires, the Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. Although a Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out its position. In an illiquid market, the Fund may:

- have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

-    have to purchase or sell the instrument underlying the contract;

-    not be able to hedge its investments; and

-    not be able to realize profits or limit its losses.

Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

- an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

- unusual or unforeseen circumstances may interrupt normal operations of an exchange;

- the facilities of the exchange may not be adequate to handle current trading volume;

- equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

- investors may lose interest in a particular derivative or category of derivatives.

Management Risk

If the Adviser incorrectly predicts stock market and interest rate trends, the Fund may lose money by investing in derivatives. For example, if the Fund were to write a call option based on its investment adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

Margin

Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

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Volatility and Leverage

The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

-    actual and anticipated changes in interest rates;

-    fiscal and monetary policies; and

-    national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, a Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

EQUITY SECURITIES

Common Stocks

Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company's Board.

Preferred Stocks

Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

Convertible Securities

Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at a Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock).

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

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A synthetic convertible security is a combination investment in which a Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because a Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with a Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser and applicable sub-adviser take such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, a Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If a Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

Rights and Warrants

A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

RISKS OF INVESTING IN EQUITY SECURITIES

While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

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-    Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

- Factors affecting an entire industry, such as increases in production costs; and

- Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Small and Medium-Sized Companies

Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium-sized limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

Technology Companies

Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

Initial Public Offerings ("IPO")

The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. The impact of IPOs on the Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to the Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

FOREIGN SECURITIES

TYPES OF FOREIGN SECURITIES

Foreign securities are debt and equity securities that are traded in markets outside of the United States. The markets in which these securities are located can be developed or emerging. People can invest in foreign securities in a number of ways:

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-    They can invest directly in foreign securities denominated in a foreign currency;

- They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

-    They can invest in investment funds.

American Depositary Receipts ("ADRs")

ADRs are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. EDRs are similar to ADRs, except that they are typically issued by European Banks or trust companies.

Emerging Markets

An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

Investment Funds

Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. If the Fund were to invest these types of securities, shareholders would bear not only their proportionate share of the Fund's expenses (including operating expenses and the fees of the Adviser), but would also indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

RISKS OF FOREIGN SECURITIES

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Political and Economic Factors

Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

- The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

- Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

- The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

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-    The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

- A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit the Fund's ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

Information and Supervision

There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about United States companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than domestic companies.

Stock Exchange and Market Risk

The Adviser anticipates that in most cases an exchange or over-the-counter ("OTC") market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways. Foreign stock markets:

- are generally more volatile than, and not as developed or efficient as, those in the United States;

-    have substantially less volume;

- trade securities that tend to be less liquid and experience rapid and erratic price movements;

- have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

- employ trading, settlement and custodial practices less developed than those in U.S. markets; and

- may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

- foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.

- adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

- in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States.

- OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

- economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights.

- restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

Foreign Currency Risk

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While the Fund denominates their net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

- It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

- Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;

- Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

- There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

- Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

- The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

Taxes

Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments. The Fund does not expect such foreign withholding taxes to have a significant impact on performance.

Emerging Markets

Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

-    Have relatively unstable governments;

- Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

-    Offer less protection of property rights than more developed countries; and

- Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

The Euro

Many European countries have adopted a single European currency, the euro. On January 1, 1999, the euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

The introduction of the euro for participating nations in the EMU has presented unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of

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European countries participating in the euro will converge over time; and
whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union, may have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by a Fund. Because of the number of countries using this single currency, a significant portion of the foreign assets held by the Fund may be denominated in the euro.

INVESTMENT COMPANIES. The Fund may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by the Fund. Like other shareholders, the Fund would pay its proportionate share of those fees. Consequently, shareholders of the Fund would pay not only the management fees of the Fund, but also the management fees of the investment company in which the Fund invests. The Fund may invest up to 10% of its total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

REPURCHASE AGREEMENTS. In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than 7 days). The Fund normally uses repurchase agreements to earn income on assets that are not invested.

When the Fund enters into a repurchase agreement it will:

- Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and

- Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (i.e., it will require the borrower to "mark to the market" on a daily basis).

If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, the Fund's right to sell the security may be restricted. In addition, the value of the security might decline before the Fund can sell it and the Fund might incur expenses in enforcing its rights.

RESTRICTED SECURITIES. The Fund may purchase restricted securities that are not registered for sale to the general public. The Fund may also purchase shares that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Board, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities may not be treated as illiquid securities for purposes of the Fund's investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

SECURITIES LENDING. The Fund may lend a portion of its total assets to broker-dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. If the Fund lends its securities, it will follow the following guidelines:

- The borrower must provide collateral at least equal to the market value of the securities loaned;

- The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U.S. government;

- The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis);

-    It must be able to terminate the loan at any time;

- It must receive reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments); and

-    It must determine that the borrower is an acceptable credit risk.

These risks are similar to the ones involved with repurchase agreements. When the Fund lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, the Fund could:

- Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

-    Experience delays in recovering its securities.

SHORT SALES. Selling a security short is when an investor sells a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

Investors typically sell securities short to:

-    Take advantage of an anticipated decline in prices.

-    Protect a profit in a security it already owns.

The Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, the Fund can profit if the price of the security declines between those dates.

To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The Fund will incur transaction costs in effecting short sales. The Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses a Fund may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

Short Sales Against the Box

In addition, the Fund may engage in short sales "against the box". In a short sale against the box, the Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. The Fund will incur transaction costs to open, maintain and close short sales against the box.

Restrictions on Short Sales

The Fund will not short sell a security if:

- After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund net assets.

- The market value of the securities of any single issuer that have been sold short by the Fund would exceed the two percent (2%) of the value of a Fund's net assets.

- Such securities would constitute more than two percent (2%) of any class of the issuer's securities.

Whenever the Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

WHEN ISSUED, DELAYED-DELIVERY AND FORWARD TRANSACTIONS. A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, the

Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities the Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account. The Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

The Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When the Fund engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

The Fund will segregate cash and liquid securities equal in value to commitments for the when-issued, delayed-delivery or forward delivery transactions. The Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

                         INVESTMENT POLICIES OF THE FUND

FUNDAMENTAL INVESTMENT POLICIES. The following investment limitations are fundamental, which means the Fund cannot change them without approval by the vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. The Fund will determine investment limitation percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of its acquisition of such security or other asset. Accordingly, the Fund will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations. The Fund will not:

- Make any investment inconsistent with its classification as a diversified series of an open-end investment company under the 1940 Act. This restriction does not, however, apply to any Fund classified as a non-diversified series of an open-end investment company under the 1940 Act.

- Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and statement of additional information as they may be amended from time to time.

- Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

- Underwrite securities of other issuers, except insofar as the Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase or sale of its portfolio securities.

- Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

- Purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, (2) that the Fund may invest in, securities of issuers that deal or invest in real estate and (3) that the Fund may purchase securities secured by real estate or interests therein.

- Purchase or sell commodities or contracts on commodities except that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

- Make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and statement of additional information as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

NON-FUNDAMENTAL POLICIES. The following limitations are non-fundamental, which means the Fund may change them without shareholder approval.

- The Fund may not borrow money, except that (1) the Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed), (2) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (3) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (4) the Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

     Notwithstanding the investment restrictions above, the Fund may not borrow amounts in excess of 33 1/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

- The Fund may purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

- The Fund may purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

-    The Fund may invest in the securities of foreign issuers.

- The Fund may purchase shares of other investment companies to the extent permitted by applicable law. The Fund may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

     The 1940 Act currently permits the Fund to invest up to 10% of its total assets in the securities of other investment companies. However, the Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

- The Fund may invest in illiquid and restricted securities to the extent permitted by applicable law.

     The Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within 7 days at approximately the value at which the Fund has valued the investment on its books; and (2) limiting its holdings of such securities to 15% of net assets.

     - The Fund may write covered call options and may buy and sell put and call options.

     -    The Fund may enter into repurchase agreements.

     - The Fund may lend portfolio securities to registered broker-dealers or other institutional investors. These loans may not exceed 33 1/3% of the Fund's total assets taken at market value. In addition, the Fund must receive at least 100% collateral.

     - The Fund may sell securities short and engage in short sales "against the box."

     -    The Fund may enter into swap transactions.

                                FUND ORGANIZATION

FPA Funds Trust was organized under the name The Regis Fund II as a Delaware business trust on May 18, 1994. On October 31, 1995, the Trust changed its name to UAM Funds Trust. On August 30, 2002, the shareholders of UAM Funds Trust's FPA Crescent Portfolio approved a new Board of Trustees and the Trust's name was changed to FPA Funds Trust's FPA Crescent Fund. The Adviser has been the Fund's investment adviser since March 1, 1996. The Trust is an open-end, management investment company, generally called a mutual fund, and FPA Crescent Fund, which was organized in 1993, is diversified.

A board of five trustees is responsible for overseeing the Fund's affairs, including, among other things, the annual review and approval of the Investment Advisory Agreement between the Fund and the Adviser and the Distribution Agreement between the Fund and the Distributor, selecting independent auditors for the Fund on an annual basis, and reviewing errors and omissions coverage maintained by the Fund.

                        TRUSTEES AND OFFICERS OF THE FUND

All trustees and officers of the Fund are also directors and/or officers of one or more of five other investment companies advised by the Adviser, which is an indirect wholly owned subsidiary of Old Mutual (US) Holdings Inc. (formerly known as United Asset Management Corporation). These investment companies are FPA Capital Fund, Inc., FPA New Income, Inc., FPA Paramount Fund, Inc., FPA Perennial Fund, Inc. and Source Capital, Inc. (collectively, the "FPA Funds").

Trustees serve until the next meeting of shareholders or until their successors are duly elected. Since shareholder meetings are not held each year, the trustees' terms are indefinite in length. If a trustee dies or resigns, a successor generally can be elected by the remaining trustees. Officers of the Fund are elected annually by the Board of Trustees. Information regarding trustees and officers of the Fund are set forth in the following tables. All officers of the Fund are also officers of the Adviser.

                                    TRUSTEES

                                                                                                     NUMBER OF
                                                  YEAR FIRST                                         FPA FUND          OTHER
                                                  ELECTED AS                                         BOARDS ON     DIRECTORSHIPS
                                                  TRUSTEE OF    PRINCIPAL OCCUPATION(S) DURING     WHICH TRUSTEE      HELD BY
  NAME, ADDRESS* AND AGE     POSITION WITH FUND    THE FUND              PAST 5 YEARS                 SERVES          TRUSTEE
--------------------------   ------------------   -----------   -------------------------------   --------------   -------------
"NON-INTERESTED" TRUSTEES

Willard H. Altman, Jr., 67   Trustee              August 2002   Former Partner of Ernst & Young          6              -0-
                                                                LLP, a public accounting firm.
                                                                Director of Source Capital,
                                                                Inc., of FPA Capital Fund,
                                                                Inc., of FPA New Income, Inc.,
                                                                and of FPA Perennial Fund, Inc.
                                                                for more than the past five
                                                                years, and of FPA Paramount
                                                                Fund, Inc. (since January
                                                                2002). Vice President of
                                                                Evangelical Council for
                                                                Financial Accountability, an
                                                                accreditation organization for
                                                                Christian non-profit entities,
                                                                from 1995 to 2002.

Alfred E. Osborne, Jr., 58   Trustee              August 2002   Director of the Harold Price             3               6
                                                                Center for Entrepreneurial
                                                                Studies and Associate Professor
                                                                of Business Economics at The
                                                                John E. Anderson Graduate
                                                                School of Management at UCLA.
                                                                Dr. Osborne has been at UCLA
                                                                since 1972. Director of FPA
                                                                Capital Fund, Inc. (since
                                                                December 1999), of FPA New
                                                                Income, Inc. (since December
                                                                1999), of the Investment
                                                                Company Institute, of K2 Inc.,
                                                                of Nordstrom, Inc., of E*
                                                                Capital Corporation, a
                                                                privately held company, which
                                                                operates a venture capital fund
                                                                and owns Wedbush Morgan
                                                                Securities, Inc., a
                                                                broker-dealer and of Equity
                                                                Marketing Inc. Independent
                                                                general partner of Technology
                                                                Funding Venture Partners V
                                                                L.P., a business development
                                                                company. Trustee of the WM
                                                                Group of Funds, a mutual fund
                                                                complex.

A. Robert Pisano, 60         Trustee              August 2002   National Executive Director and          3               5
                                                                Chief Executive Officer of the
                                                                Screen Actors Guild since 2001.
                                                                Director of FPA Capital Fund,
                                                                Inc. (since July 2002), of FPA
                                                                New Income, Inc. Trust (since
                                                                July 2002), of Coppola Group,
                                                                of State Net, of NetFlix.com,
                                                                of Resources Connection and of
                                                                the Motion Picture and
                                                                Television Fund. Vice Chairman
                                                                and Director from 1997 to 1999
                                                                of Metro-Goldwyn-Mayer, Inc.

                                                                                                     NUMBER OF
                                                  YEAR FIRST                                         FPA FUND          OTHER
                                                  ELECTED AS                                         BOARDS ON     DIRECTORSHIPS
                                                  TRUSTEE OF    PRINCIPAL OCCUPATION(S) DURING     WHICH TRUSTEE      HELD BY
  NAME, ADDRESS* AND AGE     POSITION WITH FUND    THE FUND              PAST 5 YEARS                 SERVES          TRUSTEE
--------------------------   ------------------   -----------   -------------------------------   --------------   -------------
"INTERESTED" TRUSTEES**

Steven T. Romick, 40         Trustee, President   August 2002   Senior Vice President of First           1              -0-
                             & Chief Investment                 Pacific Advisors, Inc. for more
                             Officer                            than the past five years. Vice
                                                                President from March 1996 to
                                                                November 1999 of Source
                                                                Capital, Inc.

Lawrence J. Sheehan, 71      Trustee              August 2002   Of counsel to, and partner               5              -0-
                                                                (1969 to 1994) of, the law firm
                                                                of O'Melveny & Myers LLP, legal
                                                                counsel to the Fund. Director
                                                                of Source Capital, Inc., of FPA
                                                                Perennial Fund, Inc., of FPA
                                                                New Income, Inc. and of FPA
                                                                Capital Fund, Inc. for more
                                                                than the past five years.

 * The address for each Director is 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064.

** "Interested person" within the meaning of the 1940 Act by virtue of an affiliation with the Fund's Adviser in the case of Mr. Romick and by virtue of an affiliation with legal counsel to the Fund in the case of Mr. Sheehan.

FUND SHARES OWNED BY TRUSTEES AS OF JUNE 30, 2003

                                                           AGGREGATE DOLLAR RANGES OF
                                   DOLLAR RANGE OF FUND     SHARES OWNED IN ALL FPA
                NAME                   SHARES OWNED        FUNDS OVERSEEN BY TRUSTEE
      -------------------------   ----------------------   --------------------------
      "NON-INTERESTED" TRUSTEES

      Willard H. Altman, Jr.      $50,001 to $100,000      Over $100,000

      Alfred E. Osborne, Jr.      $1 to $10,000            $50,001 to $100,000

      A. Robert Pisano            $10,001 to $50,000       $50,001 to $100,000

      "INTERESTED" TRUSTEES

      Steven T. Romick            Over $100,000            Over $100,000

      Lawrence J. Sheehan         $10,001 to $50,000       Over $100,000

As of June 30, 2003 the officers and trustees of the Fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the Fund.

TRUSTEE COMPENSATION PAID DURING THE FISCAL YEAR ENDED MARCH 31, 2003

No compensation is paid by the Fund to any officer or trustee who is a director, officer or employee of the Investment Adviser or its affiliates. The Fund pays annual fees of $6,000 to trustees who are not affiliated with the Investment Adviser, plus $1,000 for each Board of Trustees meeting attended. During the last fiscal year, the trustees then in office received as a group $28,126 in trustees' fees (included is $2,126 paid to the trustees who resigned on August 30, 2002).

No pension or retirement benefits are accrued as part of Fund expenses. The Fund reimburses certain expenses of the trustees who are not affiliated with the Investment Adviser.

                                  AGGREGATE COMPENSATION   TOTAL COMPENSATION
                NAME                   FROM THE FUND       FROM ALL FPA FUNDS
      --------------------------  ----------------------   ------------------

      "NON-INTERESTED" TRUSTEES*

      Willard H. Altman, Jr.             $ 6,500                 $ 62,500

      Alfred E. Osborne, Jr.             $ 6,500                 $ 26,500

      A. Robert Pisano                   $ 6,500                 $ 21,500

      "INTERESTED" TRUSTEES*

      Steven T. Romick                   $    -0-                $     -0-

      Lawrence J. Sheehan                $ 6,500                 $ 52,500

      *Elected August 30, 2002

                                    OFFICERS

                                        YEAR FIRST
                                        ELECTED AN
                            POSITION    OFFICER OF
  NAME, ADDRESS* AND AGE    WITH FUND    THE FUND                PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
--------------------------  ---------   ----------   -------------------------------------------------------------------
Eric S. Ende, 58            Vice        September    Senior Vice President of First Pacific Advisors, Inc. for more than
                            President   2002         the past five years; Director (since October 2000), President for more than the past five years and Portfolio Manager (since August
                                                     1999) of FPA Perennial Fund, Inc.; Director (since March 2000),
                                                     President (since March 2000) and Chief Investment Officer for more than the past five years of Source Capital, Inc.; Director,
                                                     President and Portfolio Manager of FPA Paramount Fund, Inc. since
                                                     March 2000; and Vice President of FPA Capital Fund, Inc. and of FPA
                                                     New Income, Inc. for more than the past five years. Chief
                                                     Investment Officer from September 1995 to August 1999 of FPA
                                                     Perennial Fund, Inc.; Senior Vice President from August 1995 to
                                                     March 2000 of Source Capital, Inc.; and Vice President from June
                                                     1985 to March 2000 of FPA Paramount Fund, Inc.

J. Richard Atwood, 43       Treasurer   September    Director, Principal and Chief Operating Officer of First Pacific
                                        2002         Advisors, Inc. since May 2000; and Director (since May 2000),
                                                     President (since May 2000), Chief Executive Officer (since May
                                                     2000), Chief Financial Officer and Treasurer for more than the past five years of FPA Fund Distributors, Inc. Treasurer of each FPA
                                                     Fund for more than the past five years (except since September 2002 for the Fund). Senior Vice President from January 1997 to May 2000 of First Pacific Advisors, Inc. and FPA Fund Distributors, Inc.

Sherry Sasaki, 48           Secretary   September    Assistant Vice President and Secretary for more than the past five
                                        2002         years of First Pacific Advisors, Inc.; and Secretary of each FPA
                                                     Fund and of FPA Fund Distributors, Inc. for more than the past five years (except since September 2002 for the Fund).

Christopher H. Thomas, 46   Assistant   September    Vice President and Controller of First Pacific Advisors, Inc. for
                            Treasurer   2002         more than the past five years; Director (since May 1999), Vice
                                                     President and Controller for more than the past five years of FPA
                                                     Fund Distributors, Inc.; and Assistant Treasurer of each FPA Fund for more than the past five years (except since September 2002 for the Fund).

* The address of each officer is 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064.

COMMITTEES OF THE BOARD OF TRUSTEES. The Fund has as Audit Committee comprised of Willard H. Altman, Jr., Alfred E. Osborne, Jr. and A. Robert Pisano, none of whom is considered an "interested person" of the Fund within the meaning of the 1940 Act. The Committee makes recommendations to the Board of Trustees concerning the selection of the Fund's independent auditors and reviews with such auditors the results of the annual audit, including the scope of auditing procedures, the adequacy of internal controls, and compliance by the Fund with the accounting, recording and financial reporting requirements of the 1940 Act. The Audit Committee met three times during the last fiscal year.

The Fund has a Corporate Responsibility Committee consisting of Willard H. Altman, Jr., Alfred E. Osborne, Jr. and A. Robert Pisano, none of whom is considered an "interested person" of the Fund within the meaning of the 1940 Act. The Committee recommends to the full Board of Trustees nominees for election as trustees of the Fund to fill the vacancies on the Board, when and as they occur. The Committee periodically reviews such issues as the Board's composition and compensation and other relevant issues, and recommends any appropriate changes to the full Board of Trustees. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholders' suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Corporate Responsibility Committee of the Fund, in care of the Fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee along with a written consent of the prospective nominee for consideration of his or her name by the Committee. The determination of nominees recommended by the Committee is within the full discretion of the Committee and a final selection of nominees is within the sole discretion of the Board. Therefore, no assurance can be given that any persons recommended by shareholders will be nominated as trustees. The Corporate Responsibility Committee met once during the last fiscal year.

                            FIVE PERCENT SHAREHOLDERS

As of June 30, 2003, no person was known by the Fund to own of record or beneficially 5% or more of the outstanding Fund shares, except Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104-4122, which held 4,185,969 shares (34.2%), Merrill Lynch, Pierce, Fenner & Smith Incorporated, Attention: Service Team, 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, which held 803,408 shares (6.6%), and Fidelity Investment Institutional Operations Company, Inc., 100 Magellan Way, KWIC, Covington,
KY 41015-1999, which held 768,608 shares (6.3%). The foregoing broker-dealers and/or investment advisory firms advise that the shares are held for the benefit of their customers.

                                   MANAGEMENT

INVESTMENT ADVISER. First Pacific Advisors, Inc., together with its predecessors, has been in the investment advisory business since 1954, serving as investment adviser to the Fund since March 1, 1996. Presently, the investment adviser manages assets of approximately $4.3 billion for six investment companies, including one closed-end investment company, and 30 institutional accounts. Currently, the personnel of First Pacific Advisors, Inc. consists of seven persons engaged full time in portfolio management or investment research in addition to 25 persons engaged full time in trading, administrative, financial or clerical activities. The Fund, the Adviser and the Distributor have adopted Codes of Ethics designed to prevent officers and employees who may have access to nonpublic information about the trading activities of the Fund (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by the Fund, but place substantive and procedural restrictions on their trading activities. For example, the Codes require that access persons receive advance approval for every securities trade to ensure that there is no conflict with the trading activities of the Fund.

First Pacific Advisors, Inc. is an indirect subsidiary of Old Mutual (US) Holdings Inc. (formerly known as United Asset Management Corporation) ("OMH"). OMH is a holding company principally engaged, through affiliated firms, in providing institutional investment management. In September, 2000, OMH was acquired by, and subsequently became a wholly owned subsidiary of Old Mutual plc, a United Kingdom-based financial services group with substantial asset management, insurance and banking businesses. On November 17, 2000, shareholders of the Fund approved a new investment advisory agreement between the Adviser and the Fund, identical to the prior agreement in all respects except for its effective and termination dates. Old Mutual plc is listed on the London Stock Exchange. No person is known by Old Mutual plc to own or hold with power to vote 25% or more of its outstanding shares of common stock.

The Fund has implemented Proxy Voting Policies and Procedures ("Policies") on behalf of the Fund which delegated the responsibility for voting proxies to the Adviser, subject to the Board's continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser's Proxy Policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

The Adviser has implemented Proxy Voting Policies and Procedures ("Adviser's Proxy Policies") which underscores the Adviser's concern that all proxy voting decisions be made in the best interests of the Fund and that the Adviser will act in a prudent and diligent manner intended to enhance the economic value of the assets of the Fund.

     Certain of the Adviser's proxy voting guidelines are summarized below:

- The Adviser votes for uncontested director nominees recommended by management.

- The adviser votes against a management proposal to adopt a poison pill and votes for a management proposal to redeem a poison pill or limit the payment of greenmail.

- The Adviser votes against a management proposal to eliminate or limit shareholders' rights to call a special meeting.

Although many proxy proposals can be voted in accordance with the Adviser's proxy voting guidelines, some proposals will require special consideration, and the Adviser will make a decision on a case-by-case basis in these situations.

Where a proxy proposal raises a material conflict between the Adviser's interest and the Fund's interests, the Adviser will resolve the conflict as follows:

- To the extent the matter is specifically covered by the Adviser's proxy voting guidelines, the proxies generally will be voted in accordance with the guidelines.

- To the extent the Adviser is making a case-by-case determination under its proxy voting guidelines, the Adviser will disclose the conflict to the Board and obtain the Board's consent to vote or direct the matter to an independent third party, selected by the Board, for a vote determination. If the Board's consent or the independent third party's determination is not received in a timely manner, the Adviser will abstain from voting the proxy.

The Fund will be required to file new Form N-PX, with the Fund's complete Proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The first filing of Form N-PX is due no later than August 31, 2004. Once filed, Form N-PX for the Fund will be available without charge, upon request, by calling toll-free (800) 982-4372 and on the SEC's web site at www.sec.gov.

INVESTMENT PHILOSOPHY AND STYLE OF THE ADVISER

Equity Securities

The Adviser uses a contrarian investment style, which often leads to investing in "what other people do not wish to own." The Adviser searches for common stocks, preferred stocks, warrants and convertible securities that reflect low price/earnings ratios (P/Es) and trade at discounts to private market value. The Adviser deems the following to be important in its stock selection process: high return on capital; solid balance sheet; meaningful cash flow; active share repurchase program; insider buying; strong management, seeking to add shareholder value; and projected earnings growth exceeding the stock market average. In the Adviser's view, the stock market prices securities efficiently in the long term, rewarding companies which successfully grow their own earnings and penalizing those which do not. The investment philosophy is based on the conviction that the market valuation of securities is often inefficient in the short-term. The Adviser feels that hasty short-term decisions could cause a particular security, industry group or the entire market to become underpriced or overpriced in the short- term, thereby creating an excellent opportunity to either buy or sell.

The Adviser's intensive research process includes looking for ideas by reviewing stock price or industry group under performance, insider purchasers, management changes and corporate spin-offs. Fundamental analysis is the foundation of the Adviser's investment approach.

Debt Securities

Through fixed income investments, the Adviser seeks a reliable and recurring stream of income for the portfolio, while preserving its capital. The Adviser attempts to identify the current interest rate trends and invests funds accordingly. Usually, a defensive strategy is employed, with investments made at different points along the yield curve in an attempt to keep the average maturity of fixed income investments less than or equal to ten years.

The Adviser considers yield spread relationships and their underlying factors such as credit quality, investor perception and liquidity on a continuous basis to determine which sector offers the best investment value. When combined with equity securities, the ownership of fixed income securities not only can broaden the universe of opportunities, but also can offer additional diversification and can help lower portfolio volatility.

INVESTMENT ADVISORY AND SERVICE AGREEMENT. The Fund has entered into an Investment Advisory Agreement dated November 17, 2000 ("Advisory Agreement"), with the Adviser pursuant to which the Adviser provides continuing supervision of the Fund's investment portfolio. The Adviser is authorized, subject to the control of the Fund's Board of Trustees, to determine which securities are to be bought or sold and in what amounts. In addition to providing investment advisory and management services, the Adviser furnishes office space, facilities and equipment, and maintains the Fund's books and records. It also compensates all officers and other personnel of the Fund, all of whom are employed by the Adviser, subject to reimbursement from the Fund for personnel involved in providing financial services as indicated below.

Other than the expenses the Adviser specifically assumes under the Advisory Agreement, the Fund bears all costs of its operation. These costs include brokerage commissions and other costs of portfolio transactions; fees and expenses of trustees not affiliated with the Adviser; taxes; transfer agent, dividend disbursement, reinvestment and custodian fees; legal and audit fees; printing and mailing of reports to shareholders and proxy materials; shareholders' and trustees' meetings; registration of Fund shares under federal and state laws; trade association membership fees; premiums for the fidelity bond and errors and omissions insurance maintained by the Fund; litigation; interest on indebtedness; and reimbursement of the Adviser's expenses in providing financial services to the Fund as described below.

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

For services rendered, the Adviser is paid a monthly fee computed at the annual rate of 1.00% of the Fund's average daily net assets. The average net assets are determined by taking the average of all the daily determinations of net assets made, in the manner provided in the Fund's Agreement and Declaration of Trust, during a calendar month.

In addition to the advisory fee, on October 21, 2002, the Adviser commenced providing financial services to the Fund. The Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year for the provision of financial services to the Fund. Such financial services include (a) maintaining the accounts, books and other documents forming the basis for the Fund's financial statements, (b) preparing such financial statements and other Fund documents and reports of a financial nature required by federal and state laws, (c) calculating daily net assets and (d) participating in the production of the Fund's registration statements, prospectuses, proxy materials and reports to shareholders (including compensation of the Treasurer or other principal financial officer of the Fund, compensation of personnel working under such person's direction and expenses of office space, facilities and equipment such persons use to perform their financial services duties).

The advisory fee and cost of financial services is reduced in the amount by which certain defined operating expenses of the Fund (including the advisory fee and cost of financial services) for any fiscal year exceed 1.85% of the Fund's average net assets. Such values are calculated at the close of business on the last business day of each calendar month. Any required reduction or refund is computed and paid monthly. Operating expenses (as defined in the Advisory Agreement) exclude (a) interest, (b) taxes, (c) brokerage commissions and (d) any extraordinary expenses, such as litigation, merger, reorganization or recapitalization, to the extent such extraordinary expenses can be excluded under the rules or policies of the states in which Fund shares are registered for sale. All expenditures, including costs connected with the purchase, retention or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. This expense limitation provision does not require any payment by the Adviser beyond the return of the advisory fee and cost of financial services paid to it by the Fund for a fiscal year. The Adviser is not obligated to continue this fee reduction policy indefinitely.

The Advisory Agreement provides that the Adviser does not have any liability to the Fund or any of its shareholders for any error of judgment, any mistake of law or any loss the Fund suffers in connection with matters related to the Advisory Agreement, except for liability resulting from willful misfeasance, bad faith or negligence on the part of the Adviser or the reckless disregard of its duties under the Advisory Agreement.

The Advisory Agreement is renewable annually if specifically approved each year
(a) by the Fund's Board of Trustees or by the vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities and (b) by the vote of a majority of the Fund's trustees who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, by votes cast in person at a meeting called for the purpose of voting on such approval. The continuation of the Advisory Agreement to December 29, 2003, has been approved by the Board of Trustees and a majority of the Fund's trustees who are not parties to the Advisory Agreement or interested persons of any such party (as defined in the 1940 Act). The Advisory Agreement may be terminated without penalty by the Fund's Board of Trustees or the vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities on 60 days' written notice to the other party. The Advisory Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

In determining whether to renew the Advisory Agreement, those Fund trustees who were not affiliated with the Adviser met separately to evaluate information provided by the Adviser in accordance with the 1940 Act and to determine their recommendation to the full Board of Trustees. The trustees considered a variety of factors, including the quality of advisory, management and accounting services provided to the Fund, the fees and expenses borne by the Fund, the profitability of the Adviser and the investment performance of the Fund as well as the performance of a peer group of mutual funds. The Fund's advisory fee and expense ratio was also considered in light of the advisory fees and expense ratios of a peer group of mutual funds. The trustees also took into consideration the benefits derived by the Adviser from arrangements under which it receives research services from brokers to whom the Fund's brokerage transactions are allocated as described under "Portfolio Transactions and Brokerage." Based upon its consideration of these and other relevant factors, the trustees concluded that the advisory fees paid by the Fund are fair and reasonable.

For the fiscal years ended March 31, 2001, 2002, and 2003, the Adviser received gross advisory fees of $417,093, $1,505,358, and $2,156,564, respectively, plus $86,224 for costs incurred in providing financial services to the Fund for the fiscal year ended March 31, 2003.

PRINCIPAL UNDERWRITER. FPA Fund Distributors, Inc., located at 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064, acts as principal underwriter of Fund shares pursuant to a Distribution Agreement dated
October 21, 2002 (the "Distribution Agreement"). FPA Fund Distributors, Inc. is a wholly owned subsidiary of the Adviser. Please see "Distributor" for more information.

See "Financial Statements" incorporated by reference in this SAI for a description of the costs of administrative and shareholder services provided to the Fund prior to October 21, 2002.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser makes decisions to buy and sell securities for the Fund, selects broker-dealers and negotiates commission rates or net prices. In over-the-counter transactions, orders are placed directly with a principal market maker unless the Adviser believes better prices and executions are available elsewhere. Portfolio transactions are effected with broker-dealers selected for their abilities to give prompt execution at prices favorable to the Fund. In selecting broker-dealers and in negotiating commissions, the Adviser considers each firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference can be given to broker-dealers providing research services to the Fund or the Adviser. Subject to seeking best execution, the Adviser can also consider sales of Fund shares as a factor in selecting broker-dealers to execute portfolio transactions for the Fund. Any solicitation fees the Adviser receives in connection with acceptance of an exchange or tender offer of the Fund's portfolio securities are applied to reduce the advisory fees.

The Advisory Agreement authorizes the Adviser to pay commissions on security transactions to broker-dealers furnishing research services in an amount higher than the lowest available rate. The Adviser must determine in good faith that such amount is reasonable in relation to the brokerage and research services provided (as required by Section 28(e) of the Securities Exchange Act of 1934) viewed in terms of the particular transaction or the Adviser's overall responsibilities with respect to accounts for which it exercises investment discretion. The term brokerage and research services is defined to include (a) providing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and (c) effecting securities transactions and performing related incidental functions, such as clearance, settlement and custody. The advisory fee is not reduced as a result of the Adviser's receipt of such research.

Research services furnished by broker-dealers effecting securities transactions for the Fund can be used by the Adviser for all advisory accounts. However, the Adviser might not use all such research services in managing the Fund's portfolio. In the Adviser's opinion, it is not possible to measure separately the benefits from research services to each advisory account. Because the volume and nature of the trading activities of advisory accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each advisory account for brokerage and research services will vary. However, the Adviser believes the total commissions the Fund pays are not disproportionate to the benefits it receives on a continuing basis.

The Adviser attempts to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and other advisory accounts. In some cases, this procedure could have an adverse effect on the price or amount of securities available to the Fund. The main factors considered in such allocations are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinion of the persons responsible for recommending the investments.

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

Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.

Debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will deal with primary market makers unless prices that are more favorable are otherwise obtainable.

Brokerage commissions paid by the Fund on portfolio transactions for the fiscal years ended March 31, 2001, 2002 and 2003, totaled $79,163, $262,627, and $336,108, respectively. During the last fiscal year, $244,972 of commissions were paid on transactions having a total value of $61,715,430 to brokers selected because of research services provided to the Adviser.

                               PORTFOLIO TURNOVER

The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of portfolio securities during such fiscal year. Securities maturing in one year or less at the time of acquisition are not included in this computation. The turnover rate for prior periods is shown in the Prospectus under the caption "Financial Highlights." This rate may vary greatly from year to year as well as within a year.

                                  CAPITAL STOCK

CAPITAL STOCK. The Agreement and Declaration of Trust permits FPA Funds Trust to issue an unlimited number of shares of beneficial interest, without par value. The Board has the power to designate one or more series (portfolios) or classes of shares of beneficial interest without shareholder approval.

When issued and paid for, the shares of each series and class of the Trust participates equally in dividend and liquidation rights. Fund shares are transferable, fully paid and non-assessable, and do not have any preemptive or conversion rights.

VOTING RIGHTS. The Agreement and Declaration of Trust require shareholder meetings to elect trustees only when required by the 1940 Act, which is likely to occur infrequently. When matters are submitted for a shareholder vote, each shareholder is entitled to one vote for each share owned. Shares of the Fund do not have cumulative voting rights, which means holders of more than 50% of Fund shares voting for the election of trustees can elect 100% of the trustees if they so choose. In such event, holders of the remaining Fund shares are not able to elect any person or persons to the Fund's Board of Trustees.

CLASSES OF SHARES. The Board has authorized three classes of shares, Institutional, Institutional Service and Advisor. The Fund only issues Institutional Class Shares. Institutional Class Shares do not bear any expenses for shareholder servicing and the distribution of such shares pursuant to a distribution plan or other 12b-1 plan.

                        PURCHASE AND REDEMPTION OF SHARES

NET ASSET VALUE. Net asset value is computed as of the close of the NYSE on each business day during which the NYSE is open. Net asset value, rounded to the nearest cent per share, is the total market value of all of the Fund's portfolio securities plus other assets (including any accrued reimbursement of expenses), less all liabilities, divided by the total number of Fund shares outstanding. The NYSE is closed not only on weekends but also on customary holidays, which currently are New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Such computation is made by (a) valuing securities listed or traded on a national securities exchange or on the NASDAQ National Market System at the last sale price or, if there has been no sale that day, at the last bid price, (b) valuing unlisted securities for which quotations are readily available at the last representative bid price as supplied by the National Association of Securities Dealers Automated Quotations (NASDAQ) or by dealers and (c) appraising all other portfolio securities and assets at fair value as determined in good faith by the Fund's Board of Trustees.

IN-KIND PURCHASES. At its discretion, the Trust may permit investors to purchase shares of the Fund with securities, instead of cash. If the Fund allows an investor to make an in-kind purchase, it will value such securities according to the policies described under "Purchase and Redemption of Shares - Net Asset Value" at the next determination of net asset value after acceptance. The Trust will issue shares of the Fund at the net asset value of the Fund determined as of the same time.

The Trust will only acquire securities through an in-kind purchase for investment and not for immediate resale. The Trust will only accept in-kind purchases if the transaction meets the following conditions:

     -    The securities are eligible investments for the Fund;

     -    The securities have readily available market quotations;

     - The investor represents and agrees that the securities are liquid and that there are no restrictions on their resale imposed by the 1933 Act or otherwise;

     - All dividends, interest, subscription, or other rights pertaining to such securities become the property of the Fund and are delivered to the Fund by the investor upon receipt from the issuer; and

     - Immediately after the transaction is complete, the value of all securities of the same issuer held by the Fund cannot exceed 5% of the net assets of the Fund. This condition does not apply to U.S. government securities.

Investors who are subject to federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

AUTHORIZED FINANCIAL INTERMEDIARIES. The Fund has authorized certain financial intermediaries including one or more brokers to accept on its behalf purchase and redemption orders. These brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund is deemed to have received a purchase or redemption order when an authorized financial intermediary including an authorized broker or if applicable a broker's authorized designee accepts the order. Customer orders are priced at the Fund's net asset value next computed after they are accepted by an authorized financial intermediary, including an authorized broker or the broker's authorized designee.

FPA EXCHANGE PRIVILEGE. The procedures for exchanging shares between FPA Funds are described under "Exchanging Your Fund Shares" in the Fund's Prospectus. If the account registration information for the two FPA Fund accounts involved in the exchange are different in any respect, the exchange instructions must be in writing and must contain a signature guarantee as described under "Selling (Redeeming) Your Shares" in the Fund's Prospectus.

By use of the exchange privilege, the investor authorizes Boston Financial Data Services, Inc. ("Shareholder Service Agent") to act on telephonic, telegraphic or written exchange instructions from any person representing himself to be the investor or the agent of the investor and believed by the Shareholder Service Agent to be genuine. The Shareholder Service Agent uses procedures it considers reasonable to confirm exchange instructions via telephone, including requiring account registration verification from the caller and recording telephone instructions. Neither the Shareholder Service Agent nor the Fund is liable for losses due to unauthorized or fraudulent instructions if there is a reasonable belief in the authenticity of received instructions and reasonable procedures are employed; otherwise, they may be liable. The Shareholder Service Agent's records of such instructions are binding.

There is no sales charge except on purchases of an FPA Fund by exchange from this Fund, unless (a) a sales charge equivalent to that applicable to the acquired shares was previously paid; (b) the shareholder is entitled to purchase shares at net asset value; or (c) the shares being exchanged were acquired by reinvestment. For purposes of determining the sales charge rate previously paid, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors will be included. If a shareholder exchanges less than all of his securities, the security requiring no or the lowest incremental sales charge is deemed exchanged first.

Exchange requests received on a business day before shares of the Funds involved in the request are priced, are processed on the date of receipt by the Shareholder Service Agent. "Processing " a request means that shares in the Fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined after receipt. Shares of the new Fund into which the shareholder is investing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined after receipt by the Shareholder Service Agent. Exchange requests received on a business day after the time shares of the Funds involved in the request are priced, are processed on the next business day as described above.

REDEMPTION OF SHARES. Redemptions are not made on days when the NYSE is closed, including those holidays listed under "Purchase and Redemption of Shares - Net Asset Value." The right of redemption can be suspended and the payment therefore may be postponed for more than seven days during any period when (a) the NYSE is closed for other than customary weekends or holidays; (b) trading on the NYSE is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities it owns is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the Securities and Exchange Commission, by order, so permits.

TELEPHONE REDEMPTION. Redemptions can be made by telephone once the shareholder has properly completed and returned to the Shareholder Service Agent the account information form. The shareholder may direct that a check for the proceeds payable to the shareholder of record be mailed to the address of record or they may designate a bank account ("Designated Bank") to which the proceeds of such redemptions are sent. New investors who wish to establish the telephone redemption privilege must complete the appropriate section on the account information form. Existing shareholders who wish to establish the telephone redemption privilege or change the Designated Bank should either enter the new information on an account information form, marking it for "change of information" purposes, or send a letter identifying the Fund account and specifying the exact information to be changed. The letter must be signed exactly as the shareholder's name(s) appear on the account. All signatures require a guarantee as described under "Selling (Redeeming) Your Shares" in the Fund's Prospectus. The account information form is available from authorized security dealers or the Distributor.

Shareholders who want to use a savings and loan ("S&L") as their Designated Bank are advised that if the S&L is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank which is a correspondent of the S&L. As this may delay receipt by the shareholder's account, it is suggested that shareholders who wish to use an S&L discuss wire procedures with their S&L and submit any special wire transfer information with the telephone redemption authorization. If appropriate wire information is not supplied, redemption proceeds will be mailed to such Designated Bank.

A shareholder can cancel the telephone redemption authorization upon written notice. If the shareholder has authorized telephone redemptions, neither the Fund nor the Shareholder Service Agent is responsible for any unauthorized telephone redemptions. If the Fund shares to be redeemed by telephone (technically a repurchase by agreement between the Fund and the shareholder) were recently purchased by check, the Shareholder Service Agent can delay transmitting the proceeds until the purchasing check has cleared but no more than 15 days from purchase.

The Shareholder Service Agent uses procedures it considers reasonable to confirm redemption instructions via telephone, including requiring account registration verification from the caller and recording telephone instructions. Neither the Shareholder Service Agent nor the Fund is liable for losses due to unauthorized or fraudulent instructions if there is a reasonable belief in the authenticity of received instructions and reasonable procedures are employed; otherwise, they may be liable.

REDEMPTIONS-IN-KIND. If the Board determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Shareholders may incur brokerage charges on the sale of portfolio securities received in payment of redemptions.

The Trust has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Board may deem advisable; however, payment will be made wholly in cash unless the Board believes that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth under "Purchase and Redemption of Shares - Net Asset Value." A redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

2% REDEMPTION FEE. No fee applies to a redemption if shares were held more than 90 days. A redemption fee of 2% is imposed on redemptions (except by exchange) made within 90 days of purchase. In determining how long shares of the Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first. The 2% redemption fee is imposed in order to discourage market timing by the shareholders initiating redemptions to take advantage of short-term market movements.

                         TAX SHELTERED RETIREMENT PLANS

Through the Distributor, prototype retirement plans are available for purchase of Fund shares. These include plans for self-employed individuals and plans for individuals buying shares under an Individual Retirement Account. A penalty tax applies, in general, to distributions made before age 59-1/2, excess contributions and failure to start distribution of the account at age 70-1/2. Borrowing from or against the account could also result in plan disqualification. Distributions from these retirement plans generally are taxable as ordinary income when received.

State Street Bank and Trust Company ("Bank") presently acts as custodian for these retirement plans and imposes fees for administering them. Purchases of Fund shares for a retirement plan must be made by direct remittance to the Bank. When contributions for any tax-qualified plan are invested in Fund shares, all dividends and capital gains distributions paid on those Fund shares are retained in such plan and automatically reinvested in additional Fund shares at net asset value. All earnings accumulate tax-deferred until distribution.

The investor should consult his or her own tax adviser concerning the tax ramifications of establishing, and receiving distributions from, a retirement plan.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund qualified during the last fiscal year for the tax treatment applicable to regulated investment companies under the Internal Revenue Code ("Code") and intends to so qualify in the future. Such qualification requires distributing at least 90% of its investment company taxable income to shareholders and meeting asset diversification and other requirements of the Code. As long as the Fund so qualifies, it does not pay federal income tax on its net investment income or on any net realized capital gains provided such income and capital gains are distributed to shareholders. If for any taxable year the Fund does not so qualify, all of its taxable income, including any net realized capital gains, will be taxed at regular corporate rates (without any deduction for distributions to shareholders).

The Fund is subject to a 4% excise tax to the extent it does not make certain distributions to its shareholders. Such distributions must total (1) at least 98% of ordinary income (investment company taxable income subject to certain adjustments) for any calendar year and (2) 98% of capital gains net income for the 12 months ended October 31 of such year. The Fund intends to distribute sufficient amounts to avoid liability for this excise tax.

If shares of the Fund are sold or exchanged within 90 days of acquisition, and shares of the same or a related mutual fund are acquired, to the extent the sales charge, if applicable, is reduced or waived on the subsequent acquisition, the sales charge may not be used to determine the basis in the disposed shares for purposes of determining gain or loss. To the extent the sales charge is not allowed in determining gain or loss on the initial shares, it is capitalized in the basis of the subsequent shares.

Under federal tax law, any loss a shareholder realizes on redemption of Fund shares held for less than six months is treated as a long-term capital loss to the extent of any long-term capital gain distribution which was paid on such Fund shares.
Prior to purchasing Fund shares, the impact of dividends or capital gains distributions should be carefully considered. Any such payments made to a shareholder shortly after purchasing Fund shares reduce the net asset value of such Fund shares to that extent and unnecessarily increase sales charges. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to taxes, possibly at ordinary income tax rates.

Dividends and distributions declared payable to shareholders of record after September 30 of any year and paid before February 1 of the following year are considered taxable income to shareholders on the record date even though paid in the next year. To the extent determined each year, a portion of the dividends paid to shareholders from the Fund's net investment income qualifies for the 70% dividends received deduction for corporations.

Some shareholders may be subject to withholding on reportable dividends, capital gains distributions and redemption payments ("backup withholding"), at 30%. Generally, shareholders subject to backup withholding are those for whom a taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that he or she is not subject to backup withholding.

Under existing provisions of the Code, dividends paid to shareholders who are nonresident aliens may be subject to a 30% federal withholding tax applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the federal withholding tax.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and these Treasury Regulations are subject to change by legislative or administrative action either prospectively or retroactively.

Each investor should consult his or her own tax adviser as to federal tax laws and the effect of state and local tax laws which may differ from federal tax laws.

                                   DISTRIBUTOR

Funds Distributor, Inc. acted as distributor for the Fund and received no fees for distribution services during the period April 1, 2002 through October 21, 2002. Since October 21, 2002, FPA Fund Distributors, Inc. ("Distributor") has acted as principal underwriter of Fund shares pursuant to the Distribution Agreement. The Distributor pays its own overhead and general administrative expenses; the cost of printing and distributing Fund prospectuses; and the cost of preparing, printing and distributing sales literature and advertising relating to the Fund. The Fund pays expenses attributable to registering Fund shares under federal and state laws (including registration and filing fees), the cost of preparing the prospectus (including typesetting and printing copies required for regulatory filings by the Fund) and related legal and audit expenses.

The Distribution Agreement is renewable annually if specifically approved each year (a) by the Fund's Board of Trustees or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities and (b) by a majority of the Fund's trustees who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such party, by votes cast in person at a meeting called for such purpose. The continuation of the Distribution Agreement to October 21, 2004 has been approved by the Board of Trustees and a majority of the Fund's trustees who are not parties to the Distribution Agreement or interested persons of any such party (as defined in the 1940 Act). The Distribution Agreement terminates if assigned (as defined in the 1940 Act) and may be terminated, without penalty, by either party on 60 days' written notice.

The Fund offers its shares continuously. While the Distributor, pursuant to the Distribution Agreement, uses its best efforts to sell shares of the Fund, it is not obligated to sell any stated number of Fund shares. The Distributor, a subsidiary of the Adviser, receives no compensation for its services as distributor for shares of the Fund.

                          PRIOR PERFORMANCE INFORMATION

TOTAL RETURN. For the purposes of quoting and comparing the Fund's performance to that of other mutual funds and to other relevant market indices in advertisements, performance may be stated in terms of total return. Under regulations adopted by the Securities and Exchange Commission ("SEC"), funds that intend to advertise performance must include total return quotations before taxes, after taxes on distributions and after taxes on distributions and sale of Fund shares, calculated according to the following formulas:

Total Return Before Taxes

     P(1 + T) TO THE POWER OF n =  ERV

     Where: P = a hypothetical initial payment of $1,000 T = average annual total return n = number of years (1, 5 or 10)

                                    ERV = ending redeemable value of a
                                    hypothetical $1,000 payment, made at the beginning of the 1, 5 or 10 year period, at the end of such period (or fractional portion thereof).

Average Annual Total Return After Taxes on Distributions

     P(1 + T) TO THE POWER OF n =  ATV(D)

     Where: P = a hypothetical initial payment of $1,000 T = average annual total return (after taxes on distributions) n = number of years (1, 5 or 10)

                                    ATV(D) = ending value of a hypothetical
                                    $1,000 payment, made at the beginning of the 1, 5 or 10 year period, at the end of such period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

Average Annual Total Return After Taxes on Distributions and Redemption

     P(1 + T) TO THE POWER OF n =  ATV(DR)

     Where: P = a hypothetical initial payment of $1,000 T = average annual total return (after taxes on distributions) n = number of years (1, 5 or 10)

                                    ATV(DR) = ending value of a hypothetical
                                    $1,000 payment, made at the beginning of the 1, 5 or 10 year period, at the end of such period (or fractional portion thereof), after taxes on fund distributions and redemption.

Under the foregoing formulas, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and cover 1, 5 and 10-year periods of a fund's existence or such shorter period dating from the effectiveness of a fund's registration statement. In calculating the ending redeemable value, the maximum sales load is deducted from the initial $1,000 payment, and all dividends and distributions by a fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10-year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

The Fund may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare the performance of the Fund with other measures of investment return. For example, in comparing the Fund's total return with a stock index such as the Russell 2500 Index, the Fund calculates its aggregate total return for the specified periods of time by assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value

The Fund's average annual total return before taxes (calculated in accordance with the SEC regulations described above) for the 1, 5 and since inception (June 2, 1993) periods ended March 31, 2003, was (4.82)%, 5.22% and 11.72%, respectively.

The Fund's average annual total return after taxes on distributions (calculated in accordance with the SEC regulations described above) for the 1, 5 and since inception (June 2, 1993) periods ended March 31, 2003, was (5.83)%, 3.62% and 9.68%, respectively.

The Fund's average annual total return after taxes on distributions and redemption (calculated in accordance with the SEC regulations described above) for the 1, 5 and since inception (June 2, 1993) periods ended March 31, 2003, was (4.38)%, 3.45% and 8.87%, respectively.

These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance.

The foregoing information should be considered in light of the Fund's investment objectives and policies, as well as the risks associated with the Fund's investment practices. Future results will be affected by the future composition of the Fund's portfolio, as well as by changes in the general price level of equity securities, and general economic and other market conditions.

YIELD. Yield refers to the income generated by an investment in the Fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all mutual funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

The current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period.

Yield is obtained using the following formula:

     Yield = 2[((a-b)/(cd)+1) TO THE POWER OF 6 -1]

     Where:

     a =  dividends and interest earned during the period

     b =  expenses accrued for the period (net of reimbursements)

     c = the average daily number of shares outstanding during the period that were entitled to receive dividend.

     d =  the maximum offering price per share on the last day of the period

COMPARISONS. The Fund's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further described in this SAI. This information may also be included in sales literature and advertising.

To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see "Comparative Benchmarks" for publications, indices and averages that may be used.

In assessing such comparisons of performance, an investor should keep in mind:

     - that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Fund;

     -    that the indices and averages are generally unmanaged;

     - that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance; and

     -    that shareholders cannot invest directly in such indices or averages.

In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

                              FINANCIAL STATEMENTS

The following documents are included in the Fund's March 31, 2003 Annual Report:

     -    Financial statements for the fiscal year ended March 31, 2003;

     -    Financial highlights for the respective periods presented; and

     -    The report of Deloitte & Touche LLP dated May 9, 2003.

Each of the above-referenced documents is incorporated by reference into this SAI. However, no additional performance information or other parts of the Fund's Annual Report is incorporated by reference herein. Investors may get copies of the Fund's Annual Report free of charge from the website, www.fpafunds.com, or by calling the Distributor at the telephone number appearing on the front page of this SAI.

                                    GLOSSARY

     All terms that this SAI does not otherwise define, have the same meaning in the SAI as they do in the Prospectus of the Fund.

     1933 Act means the Securities Act of 1933, as amended.

     1934 Act means the Securities Exchange Act of 1934, as amended.

     1940 Act means the Investment Company Act of 1940, as amended.

     Adviser means First Pacific Advisors, Inc., the investment adviser of the Fund.

     Board refers to the FPA Funds Trust's Board of Trustees as a group.

     Fund refers to the FPA Crescent Fund, which is a series of the Trust.

     Non-Interested Trustee refers to Board Trustee that are not Interested Board Trustees.

     Interested Trustee refers to an "interested person" (as defined by the 1940
     Act) of the Trust. A Trustee may be an interested person of the Trust because he is affiliated with the Adviser or legal counsel to the Trust.

     NAV is the net asset value per share of the Fund.

     NYSE is the New York Stock Exchange.

     SEC is the Securities and Exchange Commission. The SEC is the federal agency that administers most of the federal securities laws in the United States. In particular, the SEC administers the 1933 ACT, the 1940 ACT and the 1934 ACT.

     Trust refers to FPA Funds Trust.

     Trustee refers to a member of the Board

                                  BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

Long-Term Credit Ratings

     The following summarizes the ratings used by Moody's for long-term debt:

Aaa            Bonds which are rated "Aaa" are judged to be of the best quality.
               They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the "Aaa" securities.

A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated "Baa" are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Credit Ratings

Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
               -  Leading market positions in well-established industries;
               -  High rates of return on funds employed;
               - Conservative capitalization structure with moderate reliance on debt and ample asset protection;
               - Broad margins in earnings coverage of fixed financial charges and high internal cash generation; and
               - Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime      Issuers rated Not Prime do not fall within any of the Prime rating categories.

NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS

          WATCHLIST: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody's opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody's Investors Services, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

MUNICIPAL NOTE RATINGS

          In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody's Investment Grade ("MIG") and are divided into three levels - MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue's specific structural or credit features. The following summarizes the ratings by Moody's for these short-term obligations:

          "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

          "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

          "MIG-3"/"VMIG-3" - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

          "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

ABOUT CREDIT RATINGS

          Moody's credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

STANDARD & POOR'S RATINGS SERVICES

LONG-TERM CREDIT RATINGS

The following summarizes the ratings used by Standard & Poor's for long-term issues:

AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated "CCC" is currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated "CC" is currently highly vulnerable to nonpayment.

C A subordinated debt obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short-Term Credit Ratings

          A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

A-1 A short-term obligation rated "A-1" is rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

*Notes to Short-Term and Long-Term Credit Ratings

          CreditWatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

Rating Outlook: A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

- Positive means that a rating may be raised.
- Negative means that a rating may be lowered.
- Stable means that a rating is not likely to change.
- Developing means a rating may be raised or lowered.
- N.M. means not meaningful.

Municipal Note Ratings

          A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

          "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

          "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

          "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

About Credit Ratings

          A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

FITCH RATINGS

Long-Term Credit Ratings

The following summarizes long-term ratings used by Fitch:

Investment Grade

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicates that default of some kind appears probable, and "C" ratings signal imminent default.

DDD,DD,D Default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

               Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Plus (+) or minus (-): may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category or to categories below "CCC".

Short-Term Credit Ratings

          Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. Indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. Indicates the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative credit quality. Indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Indicates a capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D              Default. Denotes actual or imminent payment default.

Notes to Short-Term and Long-Term Credit Ratings

Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

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          Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

                             COMPARATIVE BENCHMARKS

     CDA MUTUAL FUND REPORT, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

     Consumer Price Index (or Cost of Living Index) published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

     Donoghue's Money Fund Average -- is an average of all major money market fund yields, published weekly for 7 and 30-day yields.

     Dow Jones Industrial Average - a price-weighted average of thirty blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange. It has been a widely followed indicator of the stock market since October 1, 1928.

     Financial publications: BUSINESS WEEK, CHANGING TIMES, FINANCIAL WORLD, FORBES, FORTUNE, MONEY, BARRON'S, CONSUMER'S DIGEST, FINANCIAL TIMES, GLOBAL INVESTOR, INVESTOR'S DAILY, LIPPER, INC., MORNINGSTAR, INC., THE NEW YORK TIMES, PERSONAL INVESTOR, THE WALL STREET JOURNAL AND WEISENBERGER INVESTMENT COMPANIES SERVICE -- publications that rate fund performance over specified time periods.

     Historical data supplied by the research departments of First Boston Corporation, J.P. Morgan & Co, Inc., Salomon Smith Barney, Merrill Lynch & Co., Inc., Lehman Brothers, Inc. and Bloomberg L.P.

     IBC's Money Fund Average/All Taxable Index - an average of all major money market fund yields, published weekly for 7- and 30-day yields.

     IFC Investable Composite Index - an unmanaged market capitalization-weighted index maintained by the International Finance Corporation. This index consists of over 890 companies in 26 emerging equity markets, and is designed to measure more precisely the returns portfolio managers might receive from investment in emerging markets equity securities by focusing on companies and markets that are legally and practically accessible to foreign investors.

     LEHMAN BROTHERS INDICES:

     Lehman Brothers Aggregate Bond Index - an unmanaged fixed income market value-weighted index that combines the Lehman Government/Credit Index, Lehman Mortgage-Backed Securities Index, and the Asset Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. It includes fixed rate issuers of investment grade (Baa3) or higher, with maturities of at least one year and outstanding par values of at least $150 million.

     Lehman Brothers Credit Bond Index - an unmanaged index of all publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are yankee bonds, which are dollar-denominated SEC registered public, nonconvertible debt issued or guaranteed by foreign sovereign governments, municipalities, corporations, governmental agencies, or international agencies.

     Lehman Brothers Government Bond Index - an unmanaged treasury bond index including all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed

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     by the U.S. government). In addition to the aggregate index, sub-indices cover intermediate and long term issues.

     Lehman Brothers Government/Credit Bond Index -- an unmanaged fixed income market value-weighted index that combines the Government and Credit Bond Indices, including U.S. government treasury securities, corporate and yankee bonds. All issues are investment grade (Baa3) or higher, with maturities of at least one year and outstanding par value of at least $150 million. Any security downgraded during the month is held in the index until month end and then removed. All returns are market value weighted inclusive of accrued income.

     Lehman Brothers High Yield Bond Index - an unmanaged index of fixed rate, non-investment grade debt. All bonds included in the index are dollar denominated, nonconvertible, have at least one year remaining to maturity and an outstanding par value of at least $150 million.

     Lehman Brothers Intermediate Government/Credit Index - an unmanaged fixed income, market value-weighted index that combines the Lehman Brothers Government Bond Index (intermediate-term sub-index) and four corporate bond sectors.

     Lehman Brothers Mortgage-Backed Securities Index - an unmanaged index of all fixed-rate securities backed by mortgage pools of Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA).

     LIPPER, INC./LIPPER INDICES/LIPPER AVERAGES

     The Lipper Indices are equally weighted indices for typically the 30 largest mutual funds within their respective fund investment objectives. The indices are currently grouped in six categories: U.S. Diversified Equity with 12 indices; Equity with 27 indices, Taxable Fixed-Income with 20 indices, Tax-Exempt Fixed-Income with 28 indices, Closed-End Funds with 16 indices, and Variable Annuity Funds with 18 indices.

     In September, 1999, Lipper, Inc. introduced its new portfolio-based mutual fund classification method in which peer comparisons are based upon characteristics of the specific stocks in the underlying funds, rather than upon a broader investment objective stated in a prospectus. Certain of Lipper, Inc.'s classifications for general equity funds' investment objectives were changed while other equity objectives remain unchanged. Changing investment objectives include Capital Appreciation Funds, Growth Funds, Mid-Cap Funds, Small-Cap Funds, Micro-Cap Funds, Growth & Income Funds, and Equity Income Funds. Unchanged investment objectives include Sector Equity Funds, World Equity Funds, Mixed Equity Funds, and certain other funds including all Fixed Income Funds and S&P(R) Index Funds.

     Criteria for the Lipper Indices are: 1) component funds are largest in group; 2) number of component funds remains the same (30); 3) component funds are defined annually; 4) can be linked historically; and 5) are used as a benchmark for fund performance.

     Criteria for the Lipper Averages are: 1) includes all funds in the group in existence for the period; 2) number of component funds always changes; 3) universes are dynamic due to revisions for new funds, mergers, liquidations, etc.; and 4) will be inaccurate if historical averages are linked.

     Certain Lipper, Inc. indices/averages used by the Fund may include, but are not limited to, the following:

     Lipper Short-Intermediate Investment Grade Debt Funds Average -- is an average of 100 funds that invest at least 65% of assets in investment grade debt issues (BBB or higher) with dollar-weighted average maturities of one to five years or less. (Taxable Fixed-Income category)

     Lipper Balanced Fund Index - an unmanaged index of open-end equity funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. (Equity category)

     Lipper Equity Income Fund Index - an unmanaged index of equity funds which seek relatively high current income and growth of income through investing 60% or more of the portfolio in equities. (Equity category)

     Lipper Equity Mid Cap Fund Index - an unmanaged index of funds that by prospectus or portfolio practice invest primarily in companies with market capitalizations less than $5 billion at the time of purchase. (Equity category)

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     Lipper Equity Small Cap Fund Index - an unmanaged index of funds that by prospectus or portfolio practice invest primarily in companies with market capitalizations less than $1 billion at the time of purchase. (Equity category)

     Lipper Growth Fund Index - an unmanaged index composed of the 30 largest funds by asset size which invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. (Equity category)

     Lipper Mutual Fund Performance Analysis and Lipper -Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

     Merrill Lynch Corporate/Government Master Index -- is an unmanaged index composed of U.S. treasuries, agencies and corporates. Corporates are investment grade only (BBB or higher).

     Merrill Lynch 1-3 Year Treasury Index - an unmanaged index composed of U.S. treasury securities with maturities from 1 to 3 years.

     Morgan Stanley Capital International EAFE Index -- arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

     MUTUAL FUND SOURCE BOOK, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

     NASDAQ Composite Index -- is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market System traded foreign common stocks and ADRs.

     Nikkei Stock Average - a price weighted index of 225 selected leading stocks listed on the First Section of the Tokyo Stock Exchange.

     New York Stock Exchange composite or component indices -- capitalization-weighted unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

     RUSSELL U.S. EQUITY INDEXES:

     Russell 3000(R) Index - measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

     Russell 1000(R) Index - an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

     Russell 2000(R) Index -- an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

     Russell Top 200(TM) Index - measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 75% of the total market capitalization of the Russell 1000 Index.

     Russell Midcap(TM) Index -- measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

     Russell 2500(TM) Index - an unmanaged index which measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

     Russell 3000(R) Growth Index - measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices.

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     Russell 3000(R) Value Index - measures the performance of those Russell
     3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indices.

     Russell 1000(R) Growth Index - measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

     Russell 1000(R) Value Index - measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

     Russell 2000(R) Growth Index - measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

     Russell 2000(R) Value Index - measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

     Russell Top 200(TM) Growth Index - measures the performance of those Russell Top 200 companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

     Russell Top 200(TM) Value Index - measures the performance of those Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

     Russell Midcap(TM) Growth Index - measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

     Russell Midcap(TM) Value Index - measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

     Russell 2500(TM) Growth Index - measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

     Russell 2500(TM) Value Index - measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

     Ryan Labs 5-Year GIC Master Index - an arithmetic mean of market rates of $1 million GIC contracts held for five years. The market rates are representative of a diversified, investment grade portfolio of contracts issued by credit worthy insurance companies. The index is unmanaged and does not reflect any transaction costs. Direct investment in the index is not possible.

     STANDARD & POOR'S U.S. INDICES:

     In October 1999, Standard & Poor's and Morgan Stanley Capital International launched a new global industry classification standard consisting of 10 economic sectors aggregated from 23 industry groups, 59 industries, and 123 sub-industries covering almost 6,000 companies globally. The new classification standard will be used with all of their respective indices. Features of the new classification include 10 economic sectors, rather than the 11 S&P currently uses. Sector and industry gradations are less severe. Rather than jumping from 11 sectors to 115 industries under the former S&P system, the new system progresses from 10 sectors through 23 industry groups, 50 industries and 123 sub-industries.

     S&P 500 Index - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Widely regarded as the standard for measuring large-cap U.S. stock market performance. It is used by 97% of U.S. money managers and pension plan sponsors. More than $1 trillion is indexed to the S&P 500.

     S&P MidCap 400 Index -- consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock affecting the index in proportion to its market value. It is used by over 95% of U.S. managers and pension plan sponsors. More than $25 billion is indexed to the S&P Midcap 400.

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     S&P Small Cap 600 Index -- an unmanaged index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The index is comprised of stocks from the industrial, utility, financial, and transportation sectors. It is gaining wide acceptance as the preferred benchmark for both active and passive management due to its low turnover and greater liquidity. Approximately $8 billion is indexed to the S&P SmallCap 600.

     S&P SuperComposite 1500 - combines the S&P 500, MidCap 400, and SmallCap 600 Indices, representing 87% of the total U.S. equity market capitalization.

     S&P 100 Index - known by its ticker symbol OEX, this index measures large company U.S. stock market performance. This market capitalization-weighted index is made up of 100 major, blue chip stocks across diverse industry groups.

     S&P/BARRA Growth and Value Indices - are constructed by dividing the securities in the S&P 500 Index into two groups according to price-to-book ratio. The Value Index contains the companies with the lower price-to-book ratios; while the companies with the higher price-to-book ratios are contained in the Growth Index.

     S&P REIT Composite Index - launched in 1997, this benchmark tracks the market performance of U.S. Real Estate Investment Trusts, known as REITS. The REIT Composite consists of 100 REITs chosen for their liquidity and importance in representing a diversified real estate portfolio. The Index covers over 80% of the securitized U.S. real estate market.

     S&P Utilities Stock Price Index - a market capitalization weighted index representing three utility groups and, with the three groups, 43 of the largest utility companies listed on the New York Stock Exchange, including 23 electric power companies, 12 natural gas distributors and 8 telephone companies.

     STANDARD & POOR'S CANADA INDICES:

     S&P/TSE Canadian MidCap Index - measures the performance of the mid-size company segment of the Canadian equity market.

     S&P/TSE Canadian SmallCap Index - measures the small company segment of the Canadian equity market.

     STANDARD & POOR'S GLOBAL INDICES:

     S&P Global 1200 Index - aims to provide investors with an investable portfolio. This index, which covers 29 countries and consists of seven regional components, offers global investors an easily accessible, tradable set of stocks and particularly suits the new generation of index products, such as exchange-traded funds (ETFs).

     S&P Euro and S&P Euro Plus Indices - the S&P Euro Index covers the Eurobloc countries; the Euro Plus Index includes the Euro markets as well as Denmark, Norway, Sweden and Switzerland. The S&P Euro Plus Index contains 200 constituents, and the S&P Euro Index, a subset of Euro Plus, contains 160 constituents. Both indices provide geographic and economic diversity over 11 industry sectors.

     S&P/TSE 60 Index - developed with the Toronto Stock Exchange, is designed as the new Canadian large cap benchmark and will ultimately replace the Toronto 35 and the TSE 100.

     S&P/TOPIX 150 - includes 150 highly liquid securities selected from each major sector of the Tokyo market. It is designed specifically to give portfolio managers and derivative traders an index that is broad enough to provide representation of the market, but narrow enough to ensure liquidity.

     S&P Asia Pacific 100 Index - includes highly liquid securities from each major economic sector of major Asia-Pacific equity markets. Seven countries -- Australia, Hong Kong, Korea, Malaysia, New Zealand, Singapore, and Taiwan -- are represented in the new index.

     S&P Latin America 40 Index -part of the S&P Global 1200 Index, includes highly liquid securities from major economic sectors of Mexican and South American equity markets. Companies from Mexico, Brazil, Argentina, and Chile are represented in the new index.

     S&P United Kingdom 150 Index - includes 150 highly liquid securities selected from each of the new S&P sectors. The S&P UK 150 is designed to be broad enough to provide representation of the market, but narrow enough to ensure liquidity.

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     Salomon Smith Barney Global excluding U.S. Equity Index - an unmanaged index comprised of the smallest stocks of the Bond Market Index (less than $1 billion market capitalization as of the annual reconstitution) including both developed and emerging markets but excluding the U.S.

     Salomon Smith Barney One to Three Year Treasury Index - an unmanaged index comprised of U.S. treasury notes and bonds with maturities of one year or greater, but less than three years.

     Salomon Smith Barney Three-Month T-Bill Average -- the average for all treasury bills for the previous three-month period.

     Salomon Smith Barney Three-Month U.S. Treasury Bill Index - a return equivalent yield average based on the last three 3-month Treasury bill issues.

     Savings and Loan Historical Interest Rates -- as published by the U.S. Savings and Loan League Fact Book.

     STOCKS, BONDS, BILLS AND INFLATION, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. treasury bills and inflation.

     Target Large Company Value Index - is a focused measurement of the large value sector of the market. The index is comprised of large companies that are monitored using a variety of relative value criteria, the goal of which is to capture the most attractive value opportunities available. A high quality profile is required, eliminating companies that are undergoing adverse financial pressures. Companies that do not fall clearly into the defined value category are eliminated.

     U.S. Three-Month Treasury Bill Average - the average return for all treasury bills for the previous three month period.

     Value Line Composite Index -- composed of over 1,700 stocks in the Value Line Investment Survey.

     Wilshire Real Estate Securities Index - a market capitalization-weighted index of publicly traded real estate securities, including Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs). The index is used by the institutional investment community as a broad measure of the performance of public real estate equity for asset allocation and performance comparison. The beginning date, January 1, 1978, was selected because it coincides with the Russell/NCREIF Property Index start date. The Index is rebalanced monthly, and returns are calculated on a buy and hold basis.

     Wilshire REIT Index - measures U.S. publicly traded real estate investment trusts. This Index is a subject of the Real Estate Securities Index. The beginning date, January 1, 1978, was selected because it coincides with the Russell/NCREIF Property Index start date.

NOTE: WITH RESPECT TO THE COMPARATIVE MEASURES OF PERFORMANCE FOR EQUITY SECURITIES DESCRIBED HEREIN, COMPARISONS OF PERFORMANCE ASSUME REINVESTMENT OF DIVIDENDS, EXCEPT AS OTHERWISE STATED.

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